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                                                                   Exhibit 10.10

NETRO
THE WIRELESS ATM COMPANY                                          EXECUTION COPY
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                      MANUFACTURING AND ENGINEERING SERVICES
                                     AGREEMENT

                                      BETWEEN



                                 NETRO CORPORATION

                                        and

                         MICROELECTRONICS TECHNOLOGY INC.



                                  January 11,1999



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                 MANUFACTURING AND ENGINEERING SERVICES AGREEMENT

This Manufacturing and Engineering Services Agreement, (the "Agreement"), effective as of January 11, 1999 (the "Effective Date"), is made by and between Microelectronics Technology, Inc., a corporation organized under the laws of Taiwan and having its principal office at 1, Innovation Road II, Hsinchu Science Based Industrial Park, Hsinchu 300, Taiwan, R.O.C. ("Manufacturer") and Netro Corporation, a California corporation having its principal office at 3860 N. First Street, San Jose, California 95134 USA (the "Purchaser").

                                     RECITALS

WHEREAS, the Purchaser is engaged in the design, manufacture and sale of broadband, wireless telecommunications equipment;

WHEREAS, the Manufacturer is an established leader in the manufacture and engineering of reliable, low cost, microwave radios and RF modules;

NOW, THEREFORE, in order to allow Purchaser to receive manufacturing and engineering services from Manufacturer, and in consideration of the mutual promises herein contained, it is agreed as follows:

1.      PURPOSE

The purpose of this Agreement is to set forth the terms and conditions applicable to (i) the manufacture and sale by Manufacturer to Purchaser, of Purchaser's AirStar products listed herein on Appendix A, (ii) the purchase by third-party contractors to Purchaser of components of the Purchaser's AirStar products that are manufactured by Manufacturer, and (iii) the provision of manufacturing engineering services by Manufacturer to Purchaser with respect to Purchaser's products. Following the date of this Agreement, Purchaser may identify additional products or frequencies for which it may seek the engineering services and/or manufacturing capability (provided Manufacturer can become qualified to manufacture such products) of Manufacturer. Upon the mutual written agreement of the parties, any such new services will be added to Appendix D as described in Section 5 of this Agreement, any such new products or frequencies shall be added to Appendix A, and the relevant specifications for any such products and frequencies will be added to Appendix B. The products of Purchaser listed on Appendix A hereto, together with the components listed in Appendix A which are designated for sale to Purchaser's third-party contractors, are referred to herein as the "Products". Any additional terms or conditions proposed by Purchaser or Manufacturer are not applicable unless expressly approved and agreed to in writing and signed by authorized representative of the other party, and in the event that the terms of any other document conflict with the terms of this Agreement, even if agreed to by the parties, this Agreement shall govern.





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2.      RELATIONSHIP OF THE PARTIES

This Agreement does not constitute Manufacturer as an employee, agent, or legal representative of or a joint venturer or partner with, Purchaser for any purpose whatsoever, Manufacturer is not granted, nor shall it represent that it has been granted, any right or authority to assume or create any obligation or responsibility, expressed or implied, on behalf of, or in the name of, Purchaser, to incur debts or make collections for Purchaser or to bind Purchaser in any manner whatsoever. It is the intent of the parties hereto to create the relationship on the part of the Manufacturer of an independent contractor, for whose actions or failure to act, the Purchaser shall not be responsible.

3.      MANUFACTURE OF PRODUCTS

a. Manufacture. Manufacturer will manufacture the Products using the components and to the specifications provided on Appendix B as updated from time to time in accordance with Section 15 hereof (the "Specifications"). Manufacturer will only use components from vendors approved by Purchaser for the supply of such components. Following the Effective Date, Manufacturer may, with Purchaser's prior written approval, identify and qualify other vendors for the purpose of reducing costs or improving quality.

b. Quality. All Products manufactured by Manufacturer for Purchaser shall conform to Manufacturer's quality procedures and workmanship standards consistent with IPC-610 class II. Manufacturer will perform on-going reliability testing in order to ensure Product reliability over time. Testing specifications and the acceptance test plan will be mutually agreed to. Manufacturer will provide Purchaser with monthly mean-time between failures data. Manufacturer will perform highly accelerated life testing and highly accelerated stress screens for each new Product, key component and subassembly produced by Manufacturer. Manufacturer agrees to comply in all respects with the Quality Standards and Reports set forth on Appendix C.

c. Documentation. Manufacturer will, based upon the materials, information, data, manufacturing processes and techniques provided by Purchaser, maintain a comprehensive system of materials to document the manufacturing processes and techniques used in connection with the manufacture of each of the Products (the "Documentation"). The Documentation will be prepared in sufficient detail to ensure that the manufacturing processes for the Products may be understood and replicated by a third party and, other than incidental materials which are not necessary for the replication of the manufacturing process by a third party (e.g., shop floor instructions and individual work-station guides), the Documentation will be prepared in English. Manufacturer agrees to translate and/or interpret any Documentation that is not prepared in English into English at the request of Purchaser at Manufacturer's expense and within thirty (30) days of Purchaser's request. The Documentation will be updated by Manufacturer upon each release of a new version of a Product and each material change to the manufacturing process for a Product. Upon each update of the Documentation, Manufacturer will provide Purchaser with a complete copy of such updated Documentation.

d. Ownership of Specifications and Documentation. The Specifications and the Documentation (including Documentation created pursuant to Section 4(b)(ii) below) shall be



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deemed to be the Confidential Information of Purchaser and shall be solely owned by Purchaser. Manufacturer hereby grants, transfers and assigns all right, title and interest in such work and all copyrights, including renewals and extensions, in the Specifications and Documentation to the Purchaser. Manufacturer hereby waives all rights of identification of authorship and any and all rights of approval, restriction or limitation on use or subsequent modifications to the Specifications or the Documentation. From time to time upon Purchaser's prior written request, Manufacturer and its employees and contractors, shall confirm the foregoing assignment by execution and delivery of such assignments, confirmations or other written instruments as Purchaser may request. Purchaser, its successors and assigns, shall have the right to obtain and hold in its own name all copyright registrations and other evidence of rights that may be available for such Specifications and Documentation. Manufacturer acknowledges Purchaser's right to place the Specifications and Documentation in escrow in Purchaser's cost, pursuant to the terms of Purchaser's agreements with customers and other third parties. Notwithstanding the foregoing, in the event that Manufacturer applies an improvement or invention to the Products which was not
(a) originally conceived of or reduced to practice in connection with a Product of Purchaser, (b) created with the assistance of Purchaser personnel, materials or information, OR (c) created pursuant to Section 5 hereof, such improvement or invention shall be solely owned by Manufacturer, including without limitation, patent, copyright, trademark, trade-secret, know-how, and other intellectual property rights thereto.

4.      PURCHASE AND SALE OF PRODUCTS

a. Forecast. On or before the fifteenth (15th) day of each month, Purchaser shall provide Manufacturer with a non-binding forecast setting forth, on a Product by Product basis, Purchaser's requirements for the next six (6) calendar months (the "Purchaser Forecast"). In addition, on each such date Purchaser will provide Manufacturer with a good faith estimate of its expectations of Product purchases by its third-party contractors. Manufacturer shall at all times maintain sufficient inventory of components for the Products to ensure the availability of Products to Purchaser and its third-party contractors consistent with the forecasts provided as provided above. The Purchaser Forecast shall not bind the Purchaser except as set forth in Section 4(b) below.

b. Orders. Purchaser agrees to place a binding purchase order for at least the quantity of Products set forth on the latest two (2) months of the Purchaser Forecast pursuant to standard purchase orders. Purchaser may also order additional amounts from Manufacturer, pursuant to separate purchase orders specifying the quantity of each Product to be purchased and the requested delivery dates. Each purchase order hereunder shall be subject to the following terms and conditions, notwithstanding anything contained in the purchase order to the contrary.

(i) Acceptance and Rejection. Manufacturer will accept or reject purchase orders from Purchaser in a written notice within five (5) working days of receipt thereof, provided, however, that Manufacturer shall be required to accept any purchase order that (A) does not increase the total amount to be purchased by Purchaser beyond 25% of the total amount forecast during such period, and (B) requests delivery no sooner than four (4) calendar weeks from the



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date of such purchase order. Failure by Manufacturer to reject a purchase order within the timeframe specified above shall be deemed to be acceptance of a purchase order hereunder.

               Purchaser or its designees may elect to source inspect Products and/or test data and results before delivery from Manufacturer. Manufacturer will provide reasonable space for the source inspection. Manufacturer will provide Purchaser with five (5) working days advance notice of Product availability for source inspection and Purchaser agrees to source inspect said Products within five (5) working days after such notification. When Purchaser elects to perform source inspection at Manufacturer's facility, final acceptance shall occur at the time of source inspector's written acceptance of Product. The source inspector's written acceptance shall be made within five (5) working days after such source inspection. If the source inspector fails to be available for source inspection within the time frame established above, Manufacturer may ship the Products and Purchaser will inspect the Products upon receipt as described in the first paragraph hereof.

        (ii) Price. Following the qualification of Manufacturer for a given Product, Manufacturer will quote a firm price for such Product, which will be included in Appendix A to this Agreement and will be the price for a given Product unless reduced as follows. Each such firm price quote will include a bill of materials, cost of materials, cost of labor, profit margin and such other detail as Purchaser shall reasonably request.

               Manufacturer will use its best efforts, with the assistance of Purchaser, to implement an ongoing cost reduction program that will aim at a price reduction to Purchaser of [***] percent ([***]) per annum, beginning once the Manufacturer has produced more than [***] units of a Product. Manufacturer agrees to update the Specifications and Documentation to reflect all such cost reduction efforts and any such revised materials shall be "Specifications" and/or "Documentation" for all purposes under this Agreement. Notwithstanding the foregoing, no change will be made to the Specifications of or manufacturing process for a Product without the prior written approval of Purchaser.

        (iii) Delivery. All purchase orders issued by Purchaser will be shipped according to the schedule provided in the applicable purchase order. Deliveries will be marked as instructed by the party placing such order, including without limitation, with bar code labels as specified by Purchaser or its third party contractors from time to time, and will include all relevant test data for such shipment. All shipments of Products are FOB Manufacturer's factory location with method of shipment and insurance specified by and paid for by the party placing the order. If a Product is not available for more than ten (10) working days from the originally schedule delivery date, Manufacturer shall accrue a late fee of [***] of the selling price for such Product(s) which is (are) delayed in such order for each day that such order is delayed beyond such ten (10) working day period, up to a maximum of [***]. Notwithstanding the foregoing, such penalties shall not apply where the delays in shipment are as a result of design defects or Purchaser's negligence.



[***] CONFIDENTIAL TREATMENT REQUESTED

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           (iv) Rescheduling. A purchase order may be rescheduled, prior to fifteen (15) working days before the scheduled delivery date for such order. If a purchase order is rescheduled for more than thirty (30) calendar days from the originally scheduled delivery date, Purchaser shall accrue a rescheduling charge of [***] of the selling price for such rescheduled purchase order for each thirty (30) day period that such rescheduling of a delivery date is delayed beyond such thirty (30) day period up to a maximum of [***]. If a rescheduling of a delivery date is delayed beyond [***], Manufacturer shall have the right to deliver the Products for such purchase order on the one hundred-and-eightieth day from the originally scheduled delivery date.

        (v) Cancellation. In the event that Purchaser cancels any purchase order, Purchaser shall compensate Manufacturer for the reasonable, actual, out-of-pocket expenses incurred by Manufacturer in acquiring components and manufacturing the Products subject to such order. Manufacturer will use its best efforts to mitigate such costs however, in the event that Purchaser is required to compensate Manufacturer under this Section, Purchaser shall be entitled to take title over all inventory, components and Products for which it delivers compensation hereunder.

        (vi) Payment. Payment is due and payable fifty (50) calendar days from the date of issuance of the invoice or shipment of the Products, whichever is later (the "Payment Date"). Within ten (10) business days after notice by Manufacturer of its acceptance of a purchase order, Purchaser will establish an irrevocable letter of credit with a U.S. Bank in favor of the Manufacturer in the amount of such purchase order (each an "LC"). Each LC shall provide that the Manufacturer may draw upon the LC on the Payment Date, upon presentation of a letter, certified by Manufacturer, as to the shipment of the Products and the invoice and/or shipment date, together with such other documentation and evidence of shipment as is reasonably established in such LC.

        (vii) Electronic Data Interchange. Manufacturer and Purchaser will jointly implement an Electronic Data Interchange ("EDI") system that is compliant with the EDI requirements of Purchaser's customers in a mutually agreed to scope and timetable.

        (viii) Semi-Annual Review of Prices. Beginning on the date [***] from the date of this Agreement, and every [***] thereafter, the parties will meet to discuss in good faith revisions to the pricing and payment terms set forth in this Section 4(b), in order to reflect competitive pressures and other then-current market conditions.

c. Acceptance and Rejection of Deliveries. The basic acceptance criteria for Products shall be conformance to the Specifications by Purchaser. The Purchaser, or its third-party contractors will accept or reject deliveries of the Products within twenty (20) working days of receipt of such Products. Such party may elect to reject Products individually or reject lots on the basis of sample inspections as described on Appendix A. Any Product (or lot of Products based on a sample) which fails to meet the Specifications due to the fault of Manufacturer, will be replaced or repaired by Manufacturer. All such Products shall be tracked by Manufacturer's RMA system. Manufacturer shall provide monthly reports on the status of all RMAs. If the recipient


[***] CONFIDENTIAL TREATMENT REQUESTED

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of an order does not provide Manufacturer such notice within the twenty (20)
working day period, the Product will be presumed to have been accepted, and any defective Products will be dealt with thereafter as warranty claims.

d. Purchases from Purchaser. Manufacturer will purchase certain components and inventory from Purchaser on terms and conditions mutually agreeable to the parties and pursuant to purchase orders distinct from those under this Agreement.

5.      ENGINEERING SERVICES

a. Identification of Services. Manufacturer agrees to undertake and complete certain manufacturing engineering tasks for Purchaser. Purchaser has described such services to Manufacturer in detail and Manufacturer has provided purchaser with a firm price quote for such services, both of which are attached hereto as Appendix D. It is the parties intention that Purchaser will compensate Manufacturer for these services proportionately to reflect the timely achievement of milestones by Manufacturer and the value of interim milestones to Purchaser. Therefore, within ten (10) working days after the Effective Date, Purchaser and Manufacturer will mutually agree upon an update to Appendix D, which will provide for the same services to be provided by Manufacturer to Purchaser at the same price quoted by Manufacturer, but will also list key interim milestones for such services, delivery dates for each such milestone and payment amounts for each such milestone. As the parties identify additional manufacturing engineering tasks with respect to existing or newly added Products the parties will, by mutual agreement, update Appendix D in writing. The products of the efforts of the tasks referred to on Appendix D are referred to herein as the "Deliverables".

b. Acceptance and Rejection of Deliverables. Upon delivery of any Deliverables, Purchaser will test, review and otherwise evaluate such Deliverables to determine whether such Deliverables warrant modifications to the Specifications, Documentation or manufacturing process for a Product. Within thirty (30) calendar days of delivery of the Deliverables, Purchaser shall provide Manufacturer with written notice of acceptance or rejection of such Deliverables. In the event Purchaser rejects such Deliverables for cause (i.e., failure to comply with the specifications for such Deliverable), Purchaser may, at its option extend the period for delivery of such Deliverable on the basis of the originally agreed to compensation or terminate the project for such Deliverable with no further liability to Manufacturer. If Purchaser rejects such Deliverable other than for cause, Manufacturer shall nonetheless be entitled to receive the compensation as set forth in subsection (c) below. If Purchaser accepts such Deliverable, Manufacturer and Purchaser will work together to implement such changes as are necessitated to the Specifications, Documentation and other materials and Manufacturer shall be entitled to receive compensation as set forth in subsection (c) below.

c. Ownership of Deliverables. Manufacturer understands and agrees that the work to performed by it for Purchaser pursuant to this Agreement shall be considered "Work Made for Hire" as that term is defined in Title 17, United States Code,
Section 201; Purchaser shall own all right, title and interest in the Deliverables developed by Manufacturer. If, for any reason, the



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Works Made for Hire rule is found not be applicable to this Agreement,
Manufacturer hereby assigns all of its right, title and interest in the Deliverables, including, without limitation, all patent rights, copyrights, trade secrets to Purchaser. Manufacturer agrees to cooperate with Purchaser and to execute all documents necessary to effectuate and perfect Purchaser's ownership of and rights to the Deliverables.

d. Compensation for Deliverables. In consideration for any engineering services provided hereunder Purchaser will issue securities to Manufacturer (or a wholly-owned subsidiary of Manufacturer) as follows. Upon the achievement of each milestone for which Manufacturer is entitled to compensation pursuant to Appendix D, Purchaser will issue to Manufacturer (or a wholly-owned subsidiary of Manufacturer) that number of shares of the Purchaser's then most recently issued series of Preferred Stock as is determined by dividing the dollar amount specified for the achievement of such milestone on Appendix D by the price per share at which shares of such series of Preferred Stock were most recently issued. Notwithstanding the foregoing, if Purchaser effects an initial public offering of Common Stock, then following such offering Purchaser may, at its election, decide to compensate Manufacturer in cash, or such other mutually agreeable form of consideration, for any services provided on or after the effective date of such offering.

d. Termination of Projects. Purchaser may cancel a project for cause under this Section, without any further liability to Manufacturer, if Manufacturer has not delivered a Deliverable or other significant intermediate work product within thirty (30) working days of the mutually agreed scheduled delivery date, or for other material failures of Manufacturer in connection with such project. Purchaser may also cancel a project for convenience under this Section at any time, provided however, that if Purchaser cancels a project for convenience, and the securities delivered by Purchaser as of such cancellation reflect, a different percentage of the total securities originally planned to be issued for such project than the percentage of work completed by Manufacturer as of such date, then the party to whom such benefit has accrued will provide the other party with cash compensation or will return or grant, as appropriate, securities to the other party, to offset such differential compensation.

e. Additional Representations. With respect to any securities issued hereunder, Manufacturer hereby represents and warrants, and agrees to represent and warrant at the time such securities are issued, as follows: (i) that Manufacturer has had access to and is familiar with information concerning the Purchaser's business, affairs, financial condition, and current prospects; (ii) that any such securities are being acquired for its own account, not as a nominee or agent, and not with a view to or in connection with the sale or distribution of any part thereof; (iii) that Manufacturer understands that such securities will not be registered under the Securities Act of 1933, and (iv) that the issuance of such securities does not conflict with the laws of the jurisdiction in which Manufacturer is organized. The Manufacturer further agrees that, in connection with the initial registration of the Purchaser's securities that, upon request of the Purchaser or the underwriters managing any underwritten initial public offering of the Purchaser's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Purchaser (other than those included in the



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registration) without the prior written consent of the Purchaser or such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty (180) days from the effective date of such registration) as may be requested by the Purchaser or such managing underwriters.

6.      WARRANTY

Manufacturer warrants all Products sold under this Agreement to comply with the Specifications and be free from defects in material and workmanship under normal and proper use for a period of [***] from the latest of the issuance date of the invoice of the purchase order, the shipment date for such Products and the acceptance date for such Products.

THE FOREGOING WARRANTY IS IN LIEU OF ALL OTHER WARRANTIES EXPRESSED, IMPLIED, OR STATUTORY, INCLUDING WARRANTY OF MERCHANTABILITY.

Within the stated warranty period, Manufacturer will repair or replace, at its option, any Product which is returned to its plant, provided inspection and examination discloses to Manufacturer's reasonable satisfaction that (a) the reported defects are within the warranty coverage, (b) the Product has not been tampered with, or (c) the Product has not been damaged due to misuse, improper storage or maintenance, negligence or accident. Purchaser will bear the cost of shipping such defective Products to Manufacturer, and if Manufacturer is required to repair or replace such Products, Manufacturer will return the warranty repaired Product shipping via the same type of service originally used to ship the failed Product to the recipient at Manufacturer's cost.

Any such returned or repaired item shall have a full [***] warranty beginning on the date that such repaired or replaced Products are received by the Purchaser or the Purchaser's customer. Manufacturer shall provide repaired or replaced Products to the party ordering such products within fifteen (15) working days of receiving such defective products.

THE FOREGOING CONSTITUTES THE PURCHASER'S SOLE AND EXCLUSIVE REMEDY AND IS IN LIEU OF ANY AND ALL REMEDIES WHICH MAY BE AVAILABLE TO THE PURCHASER.

7.      Term

a. Termination. The term of this Agreement shall be three (3) years from the Effective Date. At any time at least one hundred and eighty days (180) prior the expiration of the initial term, Purchaser may, at its sole option, renew this Agreement for an additional three (3) year term, by written notice to Manufacturer. This Agreement may otherwise be terminated as hereinafter provided:

        (i) Either party may immediately terminate this Agreement at any time if the other party hereto breaches any material provision of this Agreement or becomes insolvent or is


[***] CONFIDENTIAL TREATMENT REQUESTED

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adjudicated bankrupt which breach is not cured within sixty (60) calendar days of receiving written notice of the breach.

        (ii) Either party hereto may terminate this Agreement, without cause upon giving to the other one hundred eighty days (180) calendar days prior written notice. The Manufacturer, in accordance with the Agreement, will fulfill any outstanding orders placed by Purchaser in place at the time of termination or during the notice periods described in this Section 7(a).

b. Effect of Termination. In the event of termination as herein provided, Manufacturer shall (i) upon the request of Purchaser, satisfy any outstanding accepted purchase orders, (ii) upon the request of Purchaser, deliver any outstanding Deliverables which are scheduled to be delivered within thirty (30) days of such termination, and (iii) return to Purchaser all Product information, software, firmware, drawings, test fixtures and test equipment Purchaser may have supplied or paid for in connection with this Agreement as well as all copies of the Documentation, Specifications and manufacturing process documentation in Manufacturer's possession. In the event that Purchaser terminates this Agreement pursuant to Section 7(a)(ii) hereof, Purchaser agrees to compensate Manufacturer for its actual costs incurred prior to such termination (i) in acquiring any long lead-time material, which was approved for acquisition by Purchaser in writing, (ii) in accepting on-going purchase orders from Manufacturer's subcontractors/third-party contractors, which expenses were approved in writing by Purchaser, and (iii) for any work-in process or other inventory relating to accepted purchase orders canceled by Purchaser in accordance with the terms of Section 4(B)(v) hereof. Manufacturer will use its best efforts to minimize any such expenses, however, in the event that Purchaser is required to compensate Manufacturer under this Section, Purchaser shall be entitled to take title over all inventory, components and Products for which it delivers compensation hereunder.

Sections 3(c), 5(b), 5(c), 6, 7(b), 9, 12, 13, 14, 16, 18, 20, 21, 22 and 23 of
this Agreement shall survive the termination of this Agreement.

8.      FORCE MAJEURE

Manufacturer will exercise every reasonable effort to meet any quoted or agreed upon shipment date or dates. Manufacturer shall not, however, be liable for any loss or damage, including consequential damages, due to delays or failure to ship resulting from any cause beyond its reasonable control, such as, but not limited to, securing necessary export licenses, compliance with government law or regulation, acts of God, acts or omissions of the Purchaser, acts of civil or military authority, judicial action, defaults of subcontractors or vendors, labor disputes, failure or delays in transportation, embargoes, wars or riots, or the inability of carriers to make scheduled deliveries. Notwithstanding the foregoing, in the event that such condition extends for more than thirty (30) calendar days, Purchaser or its third-party contractors may cancel any orders pending with Manufacturer without penalty.





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9.      NO RIGHTS

Manufacturer agrees that it will not in any manner represent that it has ownership of the trade name "Netro Corporation" or any other trade name or trademark used by Purchaser to identify the Products or used in connection with the Products. Manufacturer further agrees that it will not register or attempt to register any such trade names or trademarks under the laws of any jurisdiction, and will not at any time do, or cause to be done, any act or thing contesting, or in any way impairing or tending to impair, any part of Purchaser's right, title, and interest in such trade names or trademarks, whether or not they are registered in the jurisdictions in which Manufacturer is located or does business. Nothing in this Agreement shall be construed as granting to Manufacturer or conferring on Manufacturer any rights by license or otherwise to Purchaser's patent, trademark, copyright, know how or other proprietary or confidential rights.

10.     COMPUTER SOFTWARE

Any and all computer software delivered hereunder is and shall remain the sole and exclusive property of Purchaser, or Purchaser's suppliers, and shall be held in trust and confidence by the Manufacturer for Purchaser, or Purchaser's suppliers. The Manufacturer shall have a non-exclusive license to use such computer software solely in conjunction with the execution of Manufacturer's obligations under this Agreement. The Manufacturer's license to use such computer software shall terminate upon termination of this Agreement. All copies of the software shall be returned to Purchaser upon termination of this Agreement.

11.     NO WAIVER OF RIGHTS

A failure by one of the parties to this Agreement to assert its rights for or upon any breach of this Agreement shall not be deemed a waiver of such rights, nor shall any such waiver be implied from the acceptance of any payment. No waiver in writing by one of the parties hereto, with respect to any right, shall extend to or affect any subsequent breach, either of like or different kind, or impair any right consequent thereon.

12.     INDEMNIFICATION

a. Manufacturer shall defend, indemnify and hold harmless Purchaser and its directors, officers, shareholders, employees and agents from any loss, cost damage or expense including without limitation, attorney's fees incurred by them, regardless of how caused if arising out of (i) any defect arising from the manufacture, assembly or test of the Products procured by Purchaser from Manufacturer hereunder, and (ii) the negligence of the employees, consultants or authorized agents of Manufacturer. Manufacturer will not be required to provide such defense and indemnification (i) if such loss was caused solely by the negligence or willful misconduct of Purchaser, its employees, or its authorized agents, (ii) if such loss was caused by no fault of Manufacturer, or (iii) unless Purchaser notifies Manufacturer within a reasonable time of any such claim, provides Manufacturer with sole control of the defense or settlement of such claim and provides Manufacturer, with such reasonable assistance as Manufacturer may request to assist it in defending or settling such claim.





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b. Purchaser shall defend, indemnify and hold harmless Manufacturer and its directors, officers, shareholders, employees and agents from any loss, cost damage or expense including without limitation, attorney's fees incurred regardless of how caused if arising out of (i) any improper information, manufacturing process and any other material provided by Purchaser to Manufacturer for the purpose of this Agreement, or (ii) a claim that the Products, when manufactured in accordance with the Documentation and Specifications provided by Purchaser to Manufacturer hereunder, infringe the valid intellectual property rights of a third party unless such infringement arises from (A) any modification of the Products by Manufacturer or any third party in a way not approved in writing by Purchaser, or (B) the inclusion or use of any technology, information or other material provided by Purchaser in the Products. Purchaser will not be required to provide such defense and indemnification (i) if such loss was caused solely by the negligence or willful misconduct of Manufacturer, its employees, or its authorized agents, (ii) if such loss was caused by no fault of Purchaser, or (iii) unless Manufacturer notifies Purchaser within a reasonable time of any such claim, provides Purchaser with sole control of the defense or settlement of such claim and provides Purchaser, with such reasonable assistance as Purchaser may request to assist it in defending or settling such claim.

13.     LIMITATION OF LIABILITY

Neither party nor its suppliers shall be liable for any indirect, incidental, special, or consequential damages, including but not limited to, loss of profits or revenue, or cost of substituted facilities, equipment or services which arise out of performance or failure to perform any obligation contained within this agreement, whether the claim is in contract, tort (including negligence), strict liability or otherwise, even if such party has been advised of the possibility of such damages.

Manufacturer or its suppliers shall not be liable for indirect, incidental, special, or consequential damages and in no event shall the liability of the Manufacturer arising in connection with any Products purchased under this Agreement exceed the actual amount paid to Manufacturer for Products and Deliverables hereunder.

14.     NON COMPETE

a. During the term of this Agreement and for [***] following the termination hereof, so long as (i) Manufacturer's total revenue from the Products ordered by Purchaser and its third-party contractors under this Agreement (including the deemed value of any engineering services provided hereunder) during calendar year 1999 is greater than or equal to the greater of (A) [***] and (B) [***] of Purchaser's Requirement of Products during such period, (ii) Manufacturer's total revenue from the Products ordered by Purchaser and its third-party contractors under this Agreement (including the deemed value of any engineering services provided hereunder) during calendar year 2000 is greater than or equal to the greater of (A) [***] and (B) [***] of Purchaser's Requirement of Products during such period, and (iii) Manufacturer's total revenue from the Products ordered by Purchaser and its third-party contractors under this Agreement

[***] CONFIDENTIAL TREATMENT REQUESTED

NETRO
THE WIRELESS ATM COMPANY                                          EXECUTION COPY
--------------------------------------------------------------------------------

(including the deemed value of any engineering services provided hereunder) during calendar year 2001 is greater than or equal to the greater of (A) [***] and (B) [***] of Purchaser's Requirement of Products during such period; Manufacturer and its affiliates agree that they will not directly or indirectly provide products or services (excluding stand-alone, receive-only Low Noise Block down converters for broadcast television services in the consumer marketplace which are not designed to be integrated into the broad-band point-to-multipoint microwave radios of any third party) to any third party, including any affiliate of Manufacturer, with the effect of aiding the design or manufacture of non-satellite, broad-band point-to-multipoint microwave radios in the 10 to 42 GHz frequencies to a party other than the Purchaser. Notwithstanding the foregoing, neither the dollar volume nor the percentage purchase requirements for the maintenance will be necessary for the maintenance of exclusivity if (1) Manufacturer has not qualified to release the Products listed on Appendix E hereto within the timeframes listed thereon, or (2) Manufacturer is failing to provide Products to Purchaser in accordance with the delivery and quality requirements set forth in this Agreement and the Documentation.

b. For purposes of measuring the minimum dollar requirements of Section 14(a) above, up to an aggregate of [***] worth of purchase orders and engineering services requests placed prior to the end of a period, but which are not to be delivered until subsequent periods may, at Purchaser's election, be included in measuring such minimum quantities, provided that if such amounts are so included in a period, such amounts will not be included in any subsequent periods. For purposes of measuring the minimum percentage requirements described in Section 14(a) above, the numerator of such fraction will be the monetary value of all cash, securities and other compensation (including for components and engineering services) delivered to Manufacturer by Purchaser or its third party contractors hereunder and the denominator of such fraction will be the Purchaser's Requirement for Products. The term "Requirement for Products" shall mean the dollar value (as measured by the price from Manufacturer to Purchaser) of complete radios purchased by Purchaser from any source.

c. In the event that Manufacturer's quoted prices are not comparable to those available to Purchaser from other parties on similar terms and conditions, Manufacturer will work together with Purchaser in good faith to reach a mutually acceptable prices.

15.     PRODUCT CHANGES

Manufacturer understands and agrees that Purchaser from time to time may make changes to the design and/or Specifications on any Product involved with this Agreement. Changes will be documented and provided to Manufacturer via Engineering Change Orders ("ECOs"). Each ECO will specify an effective date for the change. Upon receipt of an ECO, Manufacturer shall review it and provide a written response to Purchaser within five (5) working days stating any impact to schedule or price. Manufacturer shall not implement any ECO which delays any delivery schedule or increases price to the Purchaser without first obtaining written authorization from Purchaser. Upon adoption of any ECO that has a material impact on the price for a Product, Manufacturer will requote a firm price for such Product in accordance with the

[***] CONFIDENTIAL TREATMENT REQUESTED

NETRO
THE WIRELESS ATM COMPANY                                          EXECUTION COPY
--------------------------------------------------------------------------------

provisions of Section 4(b)(ii) hereof. Manufacturer may also propose engineering changes to Purchaser from time to time, which Purchaser will evaluate in good faith, and convert to ECOs if appropriate.

In the event that Purchaser develops new or replacement products which are suitable for manufacture by Manufacturer, the parties will work together in good faith to add such products to Appendix A hereto and have such products manufactured and sold hereunder.

16.     CONFIDENTIALITY

a. Confidential Information. Each party hereto agrees that (i) the Specifications, (ii) the Documentation, (iii) the Deliverables, (iv) the existence and terms of this Agreement, (v) any forecasts provided hereunder,
(vi) all information regarding number, quantity, and status of the Products, and
(vii) any other information disclosed by Purchaser to Manufacturer hereunder are the Confidential Information of Purchaser and shall be governed by the terms of the Mutual Nondisclosure Agreement between Purchaser and Manufacturer dated July 29, 1998 (the "NDA"), which is incorporated by reference herein. The parties hereby agree that notwithstanding the provisions of the NDA, such agreement shall prevail and shall be in full force and effect during the term of this Agreement and for a period of two (2) years following the expiration of this Agreement.

b. Publicity. Neither party shall make any public announcement or press release regarding this Agreement or the relationship between the parties, or including the name, tradename or trademarks of the other party without the prior written consent of such party, which consent will not be unreasonably withheld.

17.     ENTIRE AGREEMENT

This instrument including the referenced Appendices and the NDA constitutes the entire Agreement relative to the establishment of the manufacturer relationship between Purchaser and Manufacturer.

Purchaser may use its standard forms to issue purchase orders, specify quantities, authorize prices, change schedules, modify specifications and documentation or provide other notices as provided for in this Agreement. In the event of any conflict, discrepancy or inconsistency between this Agreement and any other document delivered exchanged between the parties with respect to the subject matter hereof, the terms and conditions of this Agreement shall prevail to the extent of such conflict, discrepancy or inconsistency.

18.     NON-ASSIGNABLE

This Agreement may not be transferred or assigned in whole or in part by either party without the prior written consent of the other party, provided however that (i) the Purchaser may assign its right to purchase Products hereunder to any third party who provides manufacturing or engineering services to Purchaser, and (ii) the Purchaser may assign transfer and/or assign this

NETRO
THE WIRELESS ATM COMPANY                                          EXECUTION COPY
--------------------------------------------------------------------------------

agreement to any third-party who acquires Purchaser by means of a merger or a purchase of all or substantially all of the stock or assets of Purchaser, provided that the assignee confirms its obligations under the terms and conditions of this contract and such assignment is not prohibited by the laws of the United States or Taiwan. Manufacturer will not sell any Products to any party other than Purchaser or a party authorized in writing for such purchase by Purchaser.

19.     NOTICES

All notices given pursuant to this Agreement shall be in the English language. Notices shall be deemed effective on the day they are received by the other party by certified or registered mail, return receipt requested, addressed to the other party at the address stated on the first page of this Agreement or at any superseding address so notified hereunder.

20.     SEVERABILITY OF PROVISIONS

The invalidity under applicable law, regulations, or other governmental restrictions or prohibitions of any provisions of this Agreement shall not affect the validity of any other provisions of this Agreement, and in the event that any provision hereof be determined to be invalid or otherwise illegal, this Agreement shall remain effective and shall be construed in accordance with its terms as if the invalid or illegal provision were not contained herein.

21.     GOVERNING LAW

This Agreement is deemed entered into in San Jose, California, and shall in all respects be governed by and construed under the laws of the state of California as such laws are applied to agreements between California residents entered into and performed entirely within California. Any litigation or other dispute resolution between the parties relating to this Agreement will take place in Santa Clara County, California. This Agreement was prepared in English and all monetary references herein are to U.S. Dollars. No translation of this Agreement into any other language shall be of any force or effect in the interpretation of this Agreement or in determination of the interests of either party hereto.

22.     AUTHORITY

Purchaser and Manufacturer each represent to the other that it has due and proper authority to make and perform all duties and obligations stipulated herein and contemplated by this Agreement.

23.     COMPLIANCE WITH LAWS

Each party agrees to comply with all applicable U.S. regulations with respect to the manufacture and sale of the Products hereunder, including without limitation, the Foreign Corrupt Practices Act and the Export Administration Act.

NETRO
THE WIRELESS ATM COMPANY                                          EXECUTION COPY
--------------------------------------------------------------------------------

24.     RIGHT OF ENTRY

Purchaser shall have the right to inspect the facilities of Manufacturer during Manufacturer's normal business hours in order to conduct customer tours, inspect manufacturing and other processes, and verify compliance with laws and quality specifications hereunder, upon reasonable advance notice to Manufacturer.

25.     EXECUTION

This Agreement may be executed in counterparts, each of which shall be enforceable against the party or parties actually executing such counterparts, and all of which together shall constitute one instrument. The parties may exchange executed copies of this Agreement by facsimile, and any such facsimile signatures shall be binding upon the party transmitting its signature. Any party providing a facsimile signatures hereunder will, promptly following the Effective Date, provide the other party hereto with an originally executed Agreement.

IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals the day and year showed below.

NETRO CORPORATION                       MICROELECTRONICS TECHNOLOGY INC.


----------------------------------      -------------------------------------
Signature                               Signature


Date:                                   Date:
     -----------------------------           --------------------------------

NETRO
THE WIRELESS ATM COMPANY                                          EXECUTION COPY
--------------------------------------------------------------------------------

                                    Appendix A

                               PRODUCTS AND PRICES

--------------------------------------------------------------------------------

    [***]GHZ MIL-BLOCK        [***]          [***]
       14555-XXXX         $   [***]      $   [***]

    [***]GHZ AMPLIFIER        [***]          [***]
       13805-XXXX         $   [***]      $   [***]

          IFM             [***]          [***]        [***]
          ---
       13735-0000         $   [***]      $   [***]    $   [***]

          RUC             [***]          [***]        [***]
          ---
       13900-0000         $   [***]      $   [***]    $   [***]

        [***]GHZ RU       [***]          [***]        [***]
        --------
     14559-0002 SRU       $   [***]      $   [***]    $   [***]
     14560-0001 BRU       $   [***]      $   [***]    $   [***]

        [***]GHZ RU       [***]          [***]        [***]
     13883-0002 SRU       [***]          [***]        [***]
     13883-0001 BRU       [***]          [***]        [***]

        [***]GHZ RU       [***]          [***]        [***]
          N/A             [***]          [***]        [***]
          N/A             [***]          [***]        [***]

--------------------------------------------------------------------------------

[***] CONFIDENTIAL TREATMENT REQUESTED

NETRO
THE WIRELESS ATM COMPANY                                          EXECUTION COPY
--------------------------------------------------------------------------------

                                    APPENDIX B

                                  SPECIFICATIONS


                  1.    [***]Ghz Airstar Mil-Block 14605-0000 Test Procedure

                  2.    [***]Ghz Airstar Amplifiers 14112-0000 Test Procedure

                  3.    [***]Ghz Airstar RUC/PS 14290-0000 Test Procedure

                  4.    [***]Ghz Airstar IF Module 14606-0000 Test Procedure



[***] CONFIDENTIAL TREATMENT REQUESTED

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PRODUCT SPECIFICATION FOR AIRSTAR [***]GHz AND [***]GHz RADIOS             NETRO
--------------------------------------------------------------------------------

                               PRODUCT SPECIFICATION
                 AIRSTAR [***]GHZ AND [***]GHZ BASE STATION AND
                              SUBSCRIBER RADIO UNITS









          EXCERPTED FROM SYSTEM FUNCTIONAL SPECIFICATION - REVISION: 0.6
                         ORIGINAL DATE: 15 DECEMBER, 1998
                                 AUTHOR: [***]
                                     [***]


                                      NOTICE

================================================================================
     THIS DOCUMENT IS THE PROPERTY OF NETRO CORPORATION AND IS CONFIDENTIAL. PUBLICATION, DUPLICATION, DISCLOSURE, OR USE FOR ANY PURPOSE NOT EXPRESSLY
                 AUTHORIZED BY NETRO CORPORATION IS PROHIBITED
================================================================================


[***] CONFIDENTIAL TREATMENT REQUESTED

PRODUCT SPECIFICATION FOR AIRSTAR [***]GHz AND [***]GHz RADIOS             NETRO
--------------------------------------------------------------------------------

                                    CONTENTS

1   OVERVIEW.............................................................................1
    1.1    Abstract......................................................................1
    1.2    Generic System Specifications.................................................1
    1.3    Mechanical and Packaging......................................................1
2   AIR INTERFACE........................................................................2
    2.1    Frequency Plan................................................................2
           2.1.1  ETSI Spectrum Mask.....................................................4
           2.1.2  Interference Tolerance for 4 QAM.......................................4
           2.1.3  Frequency Reuse Assumptions............................................5
           2.1.4  Two-Frequency Arrangement..............................................5
           2.1.5  Two-Frequency Arrangement Coverage.....................................6
    2.2    Physical Layer................................................................6
           2.2.1  System Gain Calculation................................................7
           2.2.2  Range and Availability for [***]GHz ETSI...............................7
           2.2.3  Range and Availability for [***]GHz ETSI...............................8
3   SYSTEM COMPONENTS...................................................................11
    3.1     Base Radio Unit (BRU).......................................................11
           3.1.1  Antenna Performance Characteristics...................................11
           3.1.2  Radio Unit Performance Specifications.................................17
           3.1.3  RSL Port..............................................................19
           3.1.4  IF Interface..........................................................19
           3.1.5  BRU Telemetry.........................................................20
    3.2    Subscriber Radio Unit (SRU)..................................................20
           3.2.1  Antenna Performance Specifications....................................21
           3.2.2  Radio Unit Performance Characteristics................................25
           3.2.3  Transmit Power Control................................................25
           3.2.4  Mount.................................................................25
           3.2.5  IF Interface..........................................................26
           3.2.6  SRU Telemetry.........................................................26
4   PRODUCT COMPLIANCE..................................................................27
    4.1    Reliability and Service Availability.........................................27
    4.2    Safety and Protection Requirements...........................................27
    4.3    Electromagnetic Compatibility Requirements...................................27
           4.3.1  Radiated Emission.....................................................27
           4.3.2  Conducted Emissions...................................................27
           4.3.3  Radiated RF Immunity..................................................27
           4.3.4  Conducted Immunity....................................................28
           4.3.5  Electrostatic Discharge...............................................28
           4.3.6  Regulatory and Safety Requirements....................................28
    4.4    Standards....................................................................28
           1.1.1  ATM Forum Documents...................................................28

[***] CONFIDENTIAL TREATMENT REQUESTED

PRODUCT SPECIFICATION FOR AIRSTAR [***]GHz AND [***]GHz RADIOS             NETRO
--------------------------------------------------------------------------------


           1.1.2  IETF Documents........................................................28
           1.1.3  Frame Relay Forum Documents...........................................28
           1.1.4  ITU-T Documents.......................................................28
           1.1.5  ETSI Documents........................................................29


[***] CONFIDENTIAL TREATMENT REQUESTED

PRODUCT SPECIFICATION FOR AIRSTAR 26GHz AND 10GHz RADIOS             NETRO
--------------------------------------------------------------------------------

                                    FIGURES


Figure 2-1 - ETSI Spectrum Mask [***]MHz Channel ...................................... 4

Figure 2-2 - Bit Error Ratio [***][***]-QAM ........................................... 4

Figure 2-3 - [***] square-cell reuse scheme ........................................... 6

Figure 2-4 - Path Length & Fade Margin, CCIR [***] by Availability, [***]-QAM ......... 7

Figure 2-5 - Path Length & Fade Margin, CCIR [***] by Availability, [***]-QAM ......... 8

Figure 2-6 - Path Length & Fade Margin for [***] GHz, CCIR [***], Vertical
Polarization by Availability and Channelization ....................................... 9

Figure 2-7 - Path Length & Fade Margin for [***], CCIR [***], Horizontal
Polarization by Availability and Channelization ....................................... 9

Figure 2-8 - Path Length & Fade Margin for [***], CCIR [***], Vertical
Polarization by Availability and Channelization .......................................10

Figure 2-8 - Path Length & Fade Margin for [***], CCIR [***], Horizontal
Polarization by Availability and Channelization .......................................10

Figure 3-1 - BRU Simplified Block Diagram .............................................11

Figure 3-2 - Generic Sector Antenna Elevation Beam Pattern ............................12

Figure 3-3: ETSI [***] GHz[***] Sector Antenna Azimuth Beam Pattern ...................13

Figure 3-4: ETSI [***] GHz[***] Sector Antenna Azimuth Beam Pattern ...................14

Figure 3-5: Generic [***] GHz Sector Antenna Elevation Beam Pattern ...................15

Figure 3-6: [***]GHz[***] Sector Antenna Azimuth Beam Pattern .........................16

Figure 3-7 - Simplified Block Diagram of Subscriber Radio Unit ........................21

Figure 3-8 - [***]GHz SRU with Different Antenna ......................................22

Figure 3-9 - [***]GHz SRU with Integral Planar Antenna ................................22

Figure 3-10 - ETSI [***]GHz Integral Antenna Beam Pattern .............................23

Figure 3-11 - ETSI [***]GHz Directional Antenna Beam Pattern ..........................24

[***] CONFIDENTIAL TREATMENT REQUESTED

--------------------------------------------------------------------------------
REVISION 0.6-1                      PAGE 4                       11 JANUARY 1999

PRODUCT SPECIFICATION FOR AIRSTAR [***] GHz AND [***] GHz RADIOS           NETRO
--------------------------------------------------------------------------------


                                      TABLES

Table 1-1:  Outdoor Equipment Operating Environmental Specifications........................1

Table 1-2:  System Component Physical Specifications........................................1

Table 2-1:  [***] [***] GHz Band [***] MHz Channel Plan.....................................2

Table 2-2:  [***] [***] GHz Channel Plan....................................................3

Table 2-3:  Physical Layer Specifications...................................................6

Table 3-1:  [***] [***] GHz Generic Sector Antenna Specifications..........................12

Table 3-2:  [***] [***] GHz Sector Antenna Options.........................................12

Table 3-3:  Generic Sector Antenna Elevation Specifications................................13

Table 3-4:  [***] [***] GHz [***] Sector Antenna Azimuth Beam Pattern......................13

Table 3-5:  [***] [***] GHz [***] Sector Antenna Azimuth Beam Pattern......................14

Table 3-6:  [***] [***] GHz Sector Antenna Generic Specifications..........................15

Table 3-7:  [***] GHz Sector Antenna Options...............................................15

Table 3-8:  Generic [***] GHz Sector Antenna Elevation Beam Pattern........................16

Table 3-9:  [***] GHz [***] Sector Antenna Azimuth Beam Pattern............................16

Table 3-10:  Radio Unit Generic Performance Specifications.................................17

Table 3-11:  [***] [***]GHz Radio Unit Performance Specifications..........................18

Table 3-12:  [***] [***]GHz Radio Units Performance Specifications.........................19

Table 3-13:  Radio Unit IF Interface Specifications........................................19

Table 3-14:  Coaxial Cable Specification...................................................20

Table 3-15:  Base Radio Unit Performance Statistics........................................20

Table 3-16:  [***] [***] GHz Subscriber Antenna Options....................................21

Table 3-17:  [***] [***] GHz Integral Antenna Specifications...............................22

Table 3-18:  [***] [***] GHz Integral Antenna Beam Pattern.................................23

Table 3-19:  Non-Integral Antenna Performance Specifications...............................24

Table 3-20:  [***] [***] GHz Antenna Performance Specifications............................24

Table 3-21:  [***] [***] GHz Subscriber Antenna Beam Pattern...............................25

Table 3-22:  Base Radio Unit Performance Statistics........................................26

Table 4-1:   System Reliability............................................................27

Table 4-2:   Mean Time to Repair...........................................................27


[***] CONFIDENTIAL TREATMENT REQUESTED

PRODUCT SPECIFICATION FOR AIRSTAR [***]GHz AND [***]GHz RADIOS             NETRO
--------------------------------------------------------------------------------

1       OVERVIEW

1.1     ABSTRACT

This document describes the functions, features and performance required for the [***]GHz and [***]GHz Radio Units (BRU and SRU) of the AirStar product family. This information is to be used by MTI during the manufacture of the BRU and SRU as per the contract between Netro Corporation and MTI to ensure the product manufactured by MTI meets Netro's required product specifications. Validation and test coverage procedures are still in development and will be mutually agreed at a later date.

1.2     GENERIC SYSTEM SPECIFICATIONS

The specifications for outdoor equipment are listed in the Table 1-1: Outdoor Equipment Operating Environmental Specifications.

       TABLE 1-1: OUTDOOR EQUIPMENT OPERATING ENVIRONMENTAL SPECIFICATIONS

              TYPE                             ITEM                       SPECIFICATIONS
              ----                             ----                       --------------
                                       Storage Temperature                     [***]
         Environmental                Operating temperature                    [***]
        Characteristics                    Wind loading              Operational     [***] km/hr
                                                                       Survival      [***] km/hr
                                             Altitude                          [***] m


1.3     MECHANICAL AND PACKAGING

               TABLE 1-2: SYSTEM COMPONENT PHYSICAL SPECIFICATIONS

                    SYSTEM                          DIMENSIONS (H X W X D)         WEIGHT
                    ------                          ----------------------         ------
      Base Radio Unit (BRU) - [***]GHz                41 cm x 11 cm x 39 cm         6.0 kg
      Base Radio Unit (BRU) - [***]GHz                22 cm x 22 cm x 10 cm         9.0 kg
   Subscriber Radio Unit (SRU) - [***] GHz           30.4 cm x 16 cm x 20 cm        6.0 kg
    Subscriber Radio Unit (SRU) - [***]GHz            22 cm x 22 cm x 10 cm         9.0 kg

2       AIR INTERFACE

2.1     FREQUENCY PLAN

The AirStar [***] will be operated in either the [***] GHz or [***] GHz [***] frequency plan. The AirStar system now supports the [***] [***] GHz band [***]GHz to [***]GHz with T/R spacing of [***]MHz, [***]MHz of step size, supporting [***] MHz or [***] MHz channels.


[***] CONFIDENTIAL TREATMENT REQUESTED

PRODUCT SPECIFICATION FOR AIRSTAR [***]GHz AND [***]GHz RADIOS             NETRO
--------------------------------------------------------------------------------

                TABLE 2-1: ETSI [***]GHZ BAND [***]MHZ CHANNEL PLAN





                                     [***]





The associated channel plan for the lower half of the band is listed in Table 2-1: ETSI [***] GHz Band [***] MHz Channel Plan. The table assumes that base station uses the lower duplex frequency for transmit, although this does not need to be the case. In some regions, the upper half of the band may be also used, which is not illustrated here.

The ETSI [***]GHz band is divided into four bands each corresponding to a unique radio unit model:

-   Band [***] (downstream [***]): [***]GHz

-   Band [***] (downstream [***]): [***]GHz

-   Band [***] (upstream [***]): [***]GHz

-   Band [***] (upstream [***]): [***]GHz

With Release 2, the AirStar system supports the [***] [***] GHz frequency plan in the range [***]GHz, with a T/R spacing of [***]MHz and [***]MHz of step size. The system will be capable of supporting [***] MHz or [***] MHz channels. The associated channel plans for each of the channels are listed below. The AirStar system is configured that the [***] transmit, higher duplex frequency is used for Base Station receive. Vice verse for Subscriber terminals. The center frequencies are in Table 2-2: [***] [***] GHz Channel Plan.


[***] CONFIDENTIAL TREATMENT REQUESTED


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PRODUCT SPECIFICATION FOR AIRSTAR [***]GHz AND [***]GHz RADIOS             NETRO
--------------------------------------------------------------------------------

                     TABLE 2-2: ETSI [***] GHZ CHANNEL PLAN

                                     [***]


[***] CONFIDENTIAL TREATMENT REQUESTED


                                      -7-
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SYSTEM FUNCTIONAL SPECIFICATION FOR AIRSTAR                               NETRO
--------------------------------------------------------------------------------


                            2.1.1 ETSI SPECTRUM MASK

                               ETSI SPECTRUM MASKS





                                     [***]





                FIGURE 2-1 - ESI SPECTRUM MASK [***]MHZ CHANNEL

For the [***]GHz and [***]GHz [***] version, the product has been designed to comply with the ETSI spectrum mask defined below.

                     2.1.2 INTERFERENCE TOLERANCE FOR [***]



                                     [***]


                FIGURE 2-2 - BIT ERROR RATIO (EB/NO, CIR, [***])

The values in Figure 2-2 - Bit Error Ratio [***] are based on extensive forward error correction. As stated earlier the AirStar system uses [***], which is used in the upstream transmission. Without [***], the [***] effect could be disastrous. The analysis below refers to the upstream direction because it is has less . . .

[***] CONFIDENTIAL TREATMENT REQUESTED

SYSTEM FUNCTIONAL SPECIFICATION FOR AIRSTAR                               NETRO
--------------------------------------------------------------------------------

FEC overhead than the downstream direction. In the downstream [***] thus the error performance is slightly better.

The degradation for [***] and [***] is tolerable because these values are well within the link rain-fade margins. One view is that these are lost margins that affect the link availability for subscriber terminals located in an interference zone. But this view is too pessimistic.) [***] in linear unit's increases nearly exponentially with distance. Therefore, in a [***] the interference source is attenuated much more than the local source and [***] is lost.

At [***] the degradation is [***]. Therefore, a suitable frequency reuse scheme will exclude coverage for areas with CIR below [***].

2.1.3. Frequency Reuse Assumptions

 1. The base stations use directional (sectorial) antennas with front-to-back ratio of at lease [***] dB, antenna pattern per ETSI specs (worst case).

 2. The subscriber terminals use directional antennas with front-to-back ratio of at least [***] dB.

 3. Each sector transmits in [***]. If [***] are aggregated in one sector, they are considered one frequency band for this analysis. Specifically, if four [***] MHz channels are in use, a [***] reuse scheme allows to group channels [***] and channels [***].

 4. Cross polarization is not included. This degree of freedom is additional to this analysis and can be added to [***], however horizontal polarization will have a [***] then vertical polarization caused by [***].

 5. The transmission if full duplex, Frequency [***]. All base stations transmit in the same frequency band.

 6. [***] AM modulation with strong FEC, such as BCH, [***] block.

 7. All terminals have line of sight to their base station.

 8. The area is a perfect plane where all base stations are visible (a worst case for interference).

 9. Any receiver can reject adjacent channels to a negligible interference. A [***] dB rejection is sufficient for most situations discussed below.

10. Free space attenuation law (Inverse Square of distance).

2.1.4 Two-Frequency Arrangement

A [***] arrangement can be assembled by a square cell shape or by hexagonal shape. An example of a square arrangement is shown in Figure 2-3 - Two-[***] reuse scheme.


*** CONFIDENTIAL TREATMENT REQUESTED
--------------------------------------------------------------------------------
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                                     [***]







                FIGURE 2-3 - TWO-FREQUENCY SQUARE-CELL REUSE SCHEME

2.1.5   TWO-FREQUENCY ARRANGEMENT COVERAGE

Based on the assumptions above and the AirStar system elements analysis of coverage of a two-frequency square pattern has shown that about [***] of subscribers can have good CIR with the [***] mm subscriber antenna. A large, [***]mm antenna increases CIRlimited coverage to virtually [***]. This performance is due to the following key enabling features.

-       Interference-tolerant [***]QAM modulation

-       Directional subscriber terminal antennas

-       Sector antennas width with fast roll-off

-       A special square-zone reuse geometry

-       Extensive Forward Error Correction

2.2     PHYSICAL LAYER

The specifications for the physical layer of the air interface are given in Table 2-3

                    TABLE 2-3: PHYSICAL LAYER SPECIFICATIONS

[***]


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2.2.1   SYSTEM GAIN CALCULATION

System gain is sum of transmit power output and receive sensitivity.

The system gain for ETSI [***] GHz will be [***] dB and [***] dB for [***] and [***] MHz channelization, respectively.

The system gain for ETSI [***] GHz will be [***] dB and [***] dB for [***] and [***] MHz channelization, respectively.

2.2.2   RANGE AND AVAILABILITY FOR [***]GHZ [***]

An indication of the potential range (cell size) at different availability levels and in different climate zones is illustrated in the path length and fade margin curves below. CCIR regions E and K are presented with [***] climatic availability. The graphs are created based on [***] degree ([***] dBi) Base Station antenna with the integral subscriber antenna.

             LINK CURVE, [***]GHZ, [***]QAM, [***]DB NF, [***]DBM,
             CCIR [***], VERTICAL POLARIZATION, [***]DBM THRESHOLD





                                     [***]




              FIGURE 2-4 PATH LENGTH & FADE MARGIN, CCIR [***]QAM




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           LINK CURVE, [***]GHZ, [***][***], [***]DB NF, [***]DBM,
             CCIR [***], VERTICAL POLARIZATION, [***]DBM THRESHOLD





                                     [***]





   FIGURE 2-5 - PATH LENGTH & FADE MARGIN, CCIR [***] BY AVAILABILITY, [***]QAM

2.2.3   RANGE AND AVAILABILITY FOR [***]GHZ ETSI

An indication of the potential range (cell size) at different availability levels and in different climate zones is illustrated in the path length and fade margin curves below. CCIR [***] are presented with [***] and [***] climatic availability. The graphs have been created based on [***] degree ([***] dBi) Base Station antennas with integral planar antennae.

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                                     [***]







   FIGURE 2-6 - PATH LENGTH & FADE MARGIN FOR [***] GHZ, CCIR [***], [***]
                 POLARIZATION BY AVAILABILITY AND CHANNELIZATION











                                     [***]







 FIGURE 2-7 - PATH LENGTH & FADE MARGIN FOR [***] GHZ, CCIR [***] POLARIZATION
                       BY AVAILABILITY AND CHANNELIZATION


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                                     [***]





       FIGURE 2-8 - PATH LENGTH & FADE MARGIN FOR [***] GHZ, CCIR [***],
            [***] POLARIZATION BY AVAILABILITY AND CHANNELIZATION













                                      [***]





       FIGURE 2-9 - PATH LENGTH & FADE MARGIN FOR [***] GHZ, CCIR [***],
                 POLARIZATION BY AVAILABILITY AND CHANNELIZATION


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3 SYSTEM COMPONENTS

3.1 Base Radio Unit (BRU)

The BRU is an outdoor unit, which includes [***] transmitter and receiver, as well as a [***] antenna. It utilizes a frequency [***] which allows transmit and receive to [***]. The main function of a BRU is to interface with the BMU/BMM and perform [***] from and to an [***]. The integral antenna is [***] under certain technical instructions.

Figure 3-1 illustrates a simplified system block diagram of the BRU. The diagram aims to identify the key modules within the BRU.


                                     [***]


                                     [***]


                   Figure 3-1 - BRU Simplified Block Diagram


3.1.1 Antenna Performance Characteristics

3.1.1.1 Base Station Antenna Sectorization Options

Horn antennas are used for sectorized base station antennas in ETS [***] GHz band. Planar antenna design is selected for [***] GHz [***] band.

3.1.1.2 Antenna Performance - [***] GHz

The BRU horn antenna interfaces to the front face of each BRU. The antenna is available with various cell coverage patterns (detailed below). The antenna includes a weather protection radome.


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        TABLE 3-1: ETSI [***] GHZ GENERIC SECTOR ANTENNA SPECIFICATIONS

[***]


                TABLE 3-2: ETSI [***] GHZ SECTOR ANTENNA OPTIONS

[***]


                          SECTOR ANTENNA RPE - ELEVATION










                                     [***]




             FIGURE 3-2- GENERIC SECTOR ANTENNA ELEVATION BEAM PATTERN


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           TABLE 3-3: GENERIC SECTOR ANTENNA ELEVATION SPECIFICATIONS

[***]

                        Sector antenna [***] RPE Azimuth







                     [***] Angle from bore sight (degrees)




 FIGURE 3-3: [***] [***] GHZ [***] degrees SECTOR ANTENNA AZIMUTH BEAM PATTERN


      TABLE 3-4: [***] [***] GHZ [***] SECTOR ANTENNA AZIMUTH BEAM PATTERN



[***]


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                   Sector antenna [***] degrees RPE - Azimuth







                                     [***]





     FIGURE 3-4: [***] [***] GHZ [***] SECTOR ANTENNA AZIMUTH BEAM PATTERN

  TABLE 3-5: [***] [***] GHZ [***] degrees SECTOR ANTENNA AZIMUTH BEAM PATTERN




                                     [***]






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3.1.1.3 ANTENNA PERFORMANCE - [***] GHZ

            TABLE 3-6: [***] [***] GHZ SECTOR ANTENNA SPECIFICATIONS




                                     [***]






                  TABLE 3-7: [***] GHZ SECTOR ANTENNA OPTIONS





                                     [***]






                     [***] Angle from bore sight (degrees)



      FIGURE 3-5: GENERIC [***] GHZ SECTOR ANTENNA ELEVATION BEAM PATTERN




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       TABLE 3-8: GENERIC [***] GHZ SECTOR ANTENNA ELEVATION BEAM PATTERN




                                     [***]







        FIGURE 3-6: [***] GHZ [***] SECTOR ANTENNA AZIMUTH BEAM PATTERN

         TABLE 3-9: [***] GHZ [***] SECTOR ANTENNA AZIMUTH BEAM PATTERN






                                     [***]






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3.1.2   RADIO UNIT PERFORMANCE SPECIFICATIONS

3.1.2.1 GENERIC RADIO UNIT PERFORMANCE SPECIFICATIONS

Radio Unit performance specifications common to all units are shown in Table 3-10: Radio Unit Generic Performance Specifications






[***]






3.1.2.2 ETSI [***] GHZ RADIO UNITS PERFORMANCE SPECIFICATIONS

The ETSI [***]GHz radio units performance specifications are shown in Table 3-11: ETSI [***]GHz Radio Unit Performance Specifications


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        TABLE 3-11: ETSI [***] GHZ RADIO UNIT PERFORMANCE SPECIFICATIONS



3.1.2.3 ETSI [***] GHZ RADIO UNITS PERFORMANCE SPECIFICATIONS

The ETSI [***] GHz radio units performance specifications are shown in Table
3-12.


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       TABLE 3-12: ETSI [***] GHZ RADIO UNITS PERFORMANCE SPECIFICATIONS

                                     [***]


3.1.3   RSL PORT

The SRU includes a Receive Signal Level (RSL) port, which is a BNC connector that provides DC-level indication of RSL for radio adjustment.

3.1.4   IF INTERFACE

A single coax cable carries the transmit IF, receiver IF, up link telemetry, down link telemetry, RF reference and DC power. The specification for the signals on the IF interface are summarized in Table 3-13.


                                     [***]

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The BRU and BMM IF interfaces are [***] Ohm TNC connectors. The BRU has an AGC circuit on the IF interface to normalize the IF signals and overcome cable loss due to varying lengths. Based on the cable AGC dynamic range, the IF cable type can be employed based on the length requirement, for example LMR240 for less than [***] meter and LMR400 for less than [***] meters.

Use only coaxial cable that meets the specifications in the Table below.

                                     [***]

An undamaged, unconnected coaxial cable should have a very high resistance between center and ground. Cables reading less than 10MOhms should be carefully inspected for water ingress or connector corrosion.

3.1.5   BRU TELEMETRY

                                     [***]

3.2     SUBSCRIBER RADIO UNIT (SRU)

The SRU is a compact outdoor unit, which includes radio frequency (RF) transmitter and receiver, as well as an integral antenna. For certain applications an optional non-integral antennae can be used to increase the link performance. The SRU utilizes a frequency diplexer, which allows transmitter and receiver to share the same antenna unit.

The main function of an SRU is to provide a link to the BRU and to interface with SAS at an intermediate frequency (IF).


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                                     [***]

                                     [***]

         FIGURE 3-7 - SIMPLIFIED BLOCK DIAGRAM OF SUBSCRIBER RADIO UNIT

The SRU in the standard configuration is a compact integrated transceiver as illustrated by Figure 3-7 above

3.2.1   ANTENNA PERFORMANCE SPECIFICATIONS

3.2.1.1 [***] GHZ SRU ANTENNA GAIN

The ETSI [***] GHz subscriber terminal supports an integral [***] mm antenna, or external [***] mm or [***] mm parabolic antenna listed in Table 3-16: [***] [***] GHz Subscriber Antenna Options.


                                     [***]


               TABLE 3-16: ETSI [***] GHZ SUBSCRIBER ANTENNA OPTIONS

- For the integral SRU, a [***]mm lens-corrected horn antenna is used, which provides [***]dBi (nominal) in [***] GHz band. If a larger higher gain non-integral antenna is required [***] or [***] antennae can be provided.

Figure 3-8 - [***] GHz SRU with Different Antennae illustrates SRU with integral antenna and [***] non-integral antenna.



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                                     [***]

3.2.1.2 [***] GHZ SUBSCRIBER TERMINAL ANTENNA

The ETSI [***] GHz subscriber terminal supports an integral planar antenna capable of [***] dBi of gain, nominal, [***] dBi minimum.



                                    [***]


3.2.1.3 SUBSCRIBER ANTENNA PROTECTION

The antenna is enclosed with the radio unit. An antenna radome is designed to be hydrophobic to repel liquid water droplets and to minimize the accumulation of snow and ice.

3.2.1.4 [***] [***] GHZ INTEGRAL ANTENNA

The [***] GHz integral antenna in the standard SRU is a high performance lens corrected horn antenna. The antenna diameter is [***]mm. It is characterized in Table 3-17.

              TABLE 3-17: [***] [***] GHZ INTEGRAL ANTENNA SPECIFICATIONS


                                     [***]



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                                     [***]


           FIGURE 3-10- ETSI [***] GHZ INTEGRAL ANTENNA BEAM PATTERN

            TABLE 3-18: ETSI [***] GHZ INTEGRAL ANTENNA BEAM PATTERN

[***]

3.2.1.5 ETSI [***] GHZ NON-INTEGRAL ANTENNA OPTIONS

The optional antennas are standard ETSI and FCC approved high gain antennas used extensively in the point to point market place. They are nominally [***] and [***] diameters and have the characteristics detailed below.


[***] CONFIDENTIAL TREATMENT REQUESTED

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          TABLE 3-19: NON-INTEGRAL ANTENNA PERFORMANCE SPECIFICATIONS

[***]

3.2.1.6 ETSI [***] GHZ INTEGRAL ANTENNA

The integral antenna in the standard [***]GHz SRU is a high performance planar antenna. The frontal aspect dimensions are [***]. It is characterized by the data presented below.

         TABLE 3-20: ETSI [***] GHZ ANTENNA PERFORMANCE SPECIFICATIONS

[***]












                                     [***]





            FIGURE 3-11: ETSI [***] DIRECTIONAL ANTENNA BEAM PATTERN


[***] CONFIDENTIAL TREATMENT REQUESTED

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SYSTEM FUNCTIONAL SPECIFICATION FOR AIRSTAR                               NETRO
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             TABLE 3-21: ETSI [***] GHZ SUBSCRIBER ANTENNA BEAM PATTERN


[***]

3.2.2   RADIO UNIT PERFORMANCE CHARACTERISTICS

The same radio unit is used in the SRU as in the BRU with different packaging. The subscriber radio units conform to the same generic radio unit specifications summarized in Table 3-10. The ETSI [***] GHz SRU conforms to the same specifications in Table 3-11. The ETSI [***] GHz SRU conforms to the same specifications in Table 3-12.

3.2.3   TRANSMIT POWER CONTROL

The subscriber radio unit transmit power is controlled in a closed loop manner via feedback from the BSC to the SAS in the CellMAC overhead, so that all subscriber transmissions arrive at the base station at the same power level regardless of range or rain fade conditions. The SRU transmit power shall be dynamically controlled over the specified range in [***] dB increments with an accuracy of [***] dB via CellMAC.

3.2.4   MOUNT

The mount is different for the antenna options as described below.

3.2.4.1 WIND LOADING

The SRU and mounts are designed to operate under wind gusts or sustained loads of up to [***] km/hr, and survive up to [***] km/hr.

3.2.4.2 INTEGRAL ANTENNA MOUNT

The mechanical interface for the [***] GHz is a two-bolt attachment to the SRU support cradle. The SRU cradle mounts to the outside wall or other mounting surface at the subscriber premises.


[***] CONFIDENTIAL TREATMENT REQUESTED

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For the [***]GHz system the mechanical interface is a one bolt attachment to the
SRU support cradle. The SRU cradle mounts to the outside wall or other mounting surface at the subscriber premises. The mounting is intended to be low cost and simple to install in common with a high volume subscriber application. Panning in both azimuth and elevation is catered for, with a simple locking mechanism.

3.2.4.3 NON-INTEGRAL [***] GHZ ANTENNA MOUNT

The antenna is connected to a pole mount and the SRU is connected to the antenna. This allows the radio transceiver to be removed without the need to realign the antenna. The mounting system uses a waveguide flange and quick release mounts, as is standard in the point to point area.

3.2.5   IF INTERFACE

The SAS-SRU IF interface is identical to the BRU-BMM IF interface.

3.2.6   SRU TELEMETRY






                                     [***]







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4       PRODUCT COMPLIANCE

4.1     RELIABILITY AND SERVICE AVAILABILITY

The MTBF specifications of the AirStar system components are listed in the Table 4-1: System Reliability. The MTBF values were calculated according to Bellcore V5, Basic Calculation Mode, Method 1, Case 3.

                          TABLE 4-1: SYSTEM RELIABILITY





                                     [***]






The reliability and service availability are further enhanced by the AirStar system redundancy scheme, which will be discussed in section 3.1.2.

                          TABLE 4-2: MEAN TIME TO REPAIR




                                     [***]





4.2     SAFETY AND PROTECTION REQUIREMENTS

The equipment shall meet the following standards:
-   IEC 950 / EN 41003 & 60950
-   LVD 73/23/EEC

4.3     ELECTROMAGNETIC COMPATIBILITY REQUIREMENTS

-   EMC 89/336/EC

4.3.1   RADIATED EMISSION

The equipment shall meet the following standards:
-   Cispr22/ EN 55022

4.3.2   CONDUCTED EMISSIONS

The equipment shall meet the following standards:
-   Cispr22/ EN 55022
-   EN 50082-1


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4.3.3   RADIATED RF IMMUNITY

The equipment shall meet the following standards:

-   EN 50082-1

4.3.4   CONDUCTED IMMUNITY

The equipment shall meet the following standards:

-   EN 50082-1

4.3.5   ELECTROSTATIC DISCHARGE

The equipment shall meet the following standards:

-   EN 50082-1

4.3.6   REGULATORY AND SAFETY REQUIREMENTS METRO

-   BAP T211 ZV 11/26               Outdoor radio link requirements
-   MPTI414, MPT1420

4.4     STANDARDS

1.1.1   ATM FORUM DOCUMENTS

AF-UNI-001 0.002        ATM User Network Interface Specification Version 3.1
AF-SAA-0032             Circuit Emulation Interoperability Specification
AF-VTOA-0078            Circuit Emulation Interoperability Specification 2.0
AF-BICI-0013.003        BISDN Inter Carrier Interface (B-ICI) Specification
                        Version 2.0 (Integrated)

1.1.2   IETF DOCUMENTS

RFC1213                 MIB II
RFC1406                 Definitions of Managed Objects for the DS1 and El
                        Interface Types
RFC1483                 Multiprotocol Encapsulation over ATM
RFC1695                 ATM MIB

1.1.3   FRAME RELAY FORUM DOCUMENTS

FRF.5                   Frame Relay/ATM Network Interworking





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1.1.4   ITU-T DOCUMENTS

G.703 Physical/Electrical Characteristics of Hierarchical Digital Interfaces -General Aspects of digital Transmission Systems; Terminal Equipments
G.704 Synchronous Frame Structures Used at Primary and Secondary Hierarchical Levels (1991)
G.821 Error performance of an international digital connection operating at a bit rate below the primary rate and forming part of an integrated services digital network
G.823 The control of jitter and wander within digital networks which are based on the 2048 kbit/s hierarchy
G.826 Recommendation G.826 (08/96) - Error performance parameters and objectives for international, constant bit rate digital paths at or above the primary rate

1.1.5   [***] DOCUMENTS

DEN/TM-04050-1        Point-to-multipoint digital radio systems in the band
                      [***] GHz with different access methods.
EN 55022              Limits and Methods of Measurement of Radio Disturbance
                      Characteristics of Information Technology Equipment
                      (1993), Including Amendments Al (1995) and A2 (1997)
EN 50082-1            Electromagnetic Compatibility - Generic Immunity Standard
                      Part I: Residential, Commercial and Light Industry
EN 50082-2            Electromagnetic Comparability - Generic Immunity Standard
                      Part 2:  Industrial Environment
EN 60950              Safety of Information Technology Equipment, Including
                      Electrical Business Equipment, Including Amendments Al
                      (1993), A2 (1993), A3 (1995), A4 (1997) and All (1997),
                      IEC 950 (19910 Plus Amendment I (1992), Amendment 2
                      (1993), Amendment 3 (1995), and Amendment 4 (1996).
EN 41003              Particular Safety Requirements for Equipment to Be
                      Connected to Telecommunication Networks
ETS 300 019
prETS 300 431







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SYSTEM FUNCTIONAL SPECIFICATION FOR AIRSTAR                               NETRO
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                              PRODUCT SPECIFICATION
                 AIRSTAR [***] GHZ BASE STATION AND SUBSCRIBER
                                   RADIO UNITS









      EXCERPTED FROM [***] GHZ RADIO SUBSYSTEM SPECIFICATION - REVISION: 6
                          ORIGINAL DATE: 6 JANUARY 1999
                                 AUTHOR: [***]



                                     NOTICE

================================================================================
     THIS DOCUMENT IS THE PROPERTY OF NETRO CORPORATION AND IS CONFIDENTIAL. PUBLICATION, DUPLICATION, DISCLOSURE, OR USE FOR ANY PURPOSE NOT EXPRESSLY
                 AUTHORIZED BY NETRO CORPORATION IS PROHIBITED
================================================================================



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[***] GHz Point to Multipoint Radio Subsystem Specification

                                TABLE OF CONTENTS

1     ABSTRACT..............................................................................4
2     APPLICABLE DOCUMENTS..................................................................4
      2.1    TRANSMISSION STANDARDS.........................................................4
      2.2    EMC (EMISSIONS & IMMUNITY) AND ESD STANDARDS...................................4
      2.3    TRAFFIC INTERFACE STANDARDS....................................................4
      2.4    SAFETY STANDARDS...............................................................5
      2.5    BELLCORE EQUIPMENT RELIABILITY AND AVAILABILITY
             STANDARDS......................................................................5
      2.6    ENVIRONMENTAL STANDARDS........................................................5
3     FUNCTIONAL REQUIREMENTS...............................................................6
      3.1    AIR INTERFACE..................................................................6
             3.1.1  RF Layer................................................................6
             3.1.2  Channel Plan............................................................6
             3.1.3  Physical Layer..........................................................7
             3.1.4  Medium Access Control...................................................8
             3.1.5  Receiver Sensitivity....................................................8
             3.1.6  Air Interface Management................................................8
      3.2    SUBSCRIBER RADIO UNIT (SRU)....................................................9
             3.2.1  Antenna Gain & Beamwidth................................................9
             3.2.2  Antenna Beam Pattern...................................................10
             3.2.3  Radio Unit Performance Specifications..................................10
             3.2.4  Transmit Power.........................................................11
             3.2.5  Transmit Power Control.................................................11
             3.2.6  RSL Test Port..........................................................12
             3.2.7  Reliability............................................................12
             3.2.8  Physical Requirements..................................................12
             3.2.9  Mounting...............................................................12
             3.2.10 SAS-SRU Interface......................................................13
      3.3    BASE RADIO UNIT (BRU).........................................................14
             3.3.1  Radio Unit Performance.................................................14
             3.3.2  Antenna Performance....................................................14
             3.3.3  Reliability............................................................17
             3.3.4  Physical Requirements..................................................18
             3.3.5  Mounting...............................................................18
             3.3.6  BRU-BMM Interface......................................................18
      3.4    SYSTEM LEVEL REQUIREMENTS.....................................................19
             3.4.1  Transport Latency......................................................19
             3.4.2  Operation Duty Cycle...................................................19
             3.4.3  Equipment Labeling.....................................................19
4     ENVIRONMENTAL REQUIREMENTS...........................................................20
      4.1    TEMPERATURE RANGE.............................................................20
             4.1.1  Base Station Temperature Range.........................................20
             4.1.2  Subscriber Equipment Temperature Range.................................20


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[***] GHz Point to Multipoint Radio Subsystem Specification

      4.2    HUMIDITY......................................................................20
             4.2.1  Outdoor Humidity.......................................................20
      4.3    WINDLOADING...................................................................20
             4.3.1  Outdoor Operational wind Loading.......................................20
             4.3.2  Outdoor Survival wind Loading..........................................20
      4.4    SHOCK & VIBRATION.............................................................20
      4.5    EMI/STATIC DISCHARGE..........................................................20
      4.6    ELECTROMAGNETIC COMPATIBILITY (EMC)...........................................21
      4.7    FLAMMABILITY..................................................................21
      4.8    RAIN AND DUST.................................................................21
      4.9    OPERATIONAL ALTITUDE..........................................................21
      4.10   SYSTEM AVAILABILITY...........................................................21
      4.11   RELIABILITY...................................................................21
      4.12   SERVICEABILITY.................................................................21

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[***] GHz Point to Multipoint Radio Subsystem Specification


1       ABSTRACT

This document describes the functions, features and performance required for the [***]GHz Radio Units (BRU and SRU) of the AirStar product family. This information is to be used by MTI during the manufacture of the BRU and SRU as per the contract between Netro Corporation and MTI to ensure the product manufactured by MTI meets Netro's required product specifications. Validation and test coverage procedures are still in development and will be mutually agreed at a later date.

2       APPLICABLE DOCUMENTS

This section lists documents and standards that are referenced in or are applicable, in whole or in part, to this point-to-multipoint radio specification.

2.1     TRANSMISSION STANDARDS

R 2.1-1  FCC Part 101 Fixed Microwave Services

R 2.1-2  FCC Order 97-391 Rules Regarding the [***]GHz Bands

2.2     EMC (EMISSIONS & IMMUNITY) AND ESD STANDARDS

R 2.2-1  FCC Part 15 Class B

R 2.2-2 Bellcore GR-1089-CORE Electromagnetic Compatibility and Electrical Safety - Criteria for Network Telecommunications Equipment

R 2.2-3 ETSI ETS 300 385 Radio Equipment & Systems; Electromagnetic Compatibility Standard for Digital Fixed Radio Links & Ancillary Equipment with Data Rates at around 2 Mbit/sec and above.

2.3     TRAFFIC INTERFACE STANDARDS

R 2.3-1 ITU-T G.703 Physical Electrical Characteristics of Hierarchical Digital Interfaces -General Aspects of Digital Transmission Systems; Terminal Equipment

R 2.3-2 ITU-T G.824 Control of Jitter and Wander within Digital Networks Which Are Based on the 1544 Kbit/s Hierarchy

R 2.3-3 ANSI T1.102 Digital Hierarchy - Electrical Interfaces ANSI TI.104 Exchange/Interexchange Carrier Interfaces - Individual Channel Signaling Protocols (Oct 14 1997)

R        2.34 ANSI T1.403 Telecommunications - Network-to-Customer Installation
         - DSI Metallic Interface; Revision of ANSI T1.403-1989

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[***] GHz Point to Multipoint Radio Subsystem Specification


2.4     SAFETY STANDARDS

R 2.4-1 UL 1459 UL Standard for Safety of Telephone Equipment, 3rd Edition (Nov 14 1997)

R 2.4-2  UL 1950 UL Standard for Safety of Information Technology
         Equipment, Jul 1 1997

R 2.4-3 EN 60950 Safety of Information Technology Equipment, Including Electrical Business Equipment

R 2.4-4 EN 41003 Particular Safety Requirements for Equipment to Be Connected to Telecommunication Networks

2.5 BELLCORE EQUIPMENT RELIABILITY AND AVAILABILITY STANDARDS

R 2.5-1 TR NWV-000332 Issue 5, Reliability Prediction Procedure for Electronic Equipment

2.6     ENVIRONMENTAL STANDARDS

R 2.6-1 ETS 300 019 Equipment Engineering (EE); Environmental Conditions and Environmental Tests for Telecommunications Equipment.

[***] CONFIDENTIAL TREATMENT REQUESTED




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[***] GHz Point to Multipoint Radio Subsystem Specification


3       FUNCTIONAL REQUIREMENTS

3.1     AIR INTERFACE

3.1.1   RF LAYER

3.1.1.1 Frequency Range

R 3.1-1  The output frequency range shall be from [***] GHz to [***] GHz.

3.1.1.2 T/R Spacing

R 3.1-2 The frequency interval between transmit and receive frequencies shall be [***] MHz.

3.1.1.3  Out-of-Band RF Power

R 3.1-3 The out-of-band RF power shall conform to FCC Part 101.

3.1.2   CHANNEL PLAN

R 3.1-4 The system shall support the [***] GHz frequency plan in the range [***] GHz to [***] GHz, with a [***] spacing of [***] MHz and [***] MHz of step size.

R 3.1-5 The system shall be capable of supporting [***] MHz channels.

R 3.1-6 It is desired that the system be able to support [***] MHz channels using [***]QAM modulation.

R 3.1-7 The center frequencies for the associated channelization are listed in Table 3-1. The AirStar system is configured that the lower duplex frequency is used for Base Station transmit, higher duplex frequency is used for Base Station receive and vice versa for Subscriber terminals.


[***] CONFIDENTIAL TREATMENT REQUESTED


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[***] GHz Point to Multipoint Radio Subsystem Specification


        Table 3-1: FCC [***] GHz Channel Plan, [***] MHz Channelization










                                     [***]











3.1.3   PHYSICAL LAYER

3.1.3.1 Modulation Type

R 3.1-8  Modulation for the air interface shall be [***] QAM or [***] QAM.

3.1.3.2 Bandwidth Options, Channel Bit and Symbol Rates

R 3.1-9 The air interface shall support the channel symbol rates and ATM payload rates in Table 3-2.


[***] CONFIDENTIAL TREATMENT REQUESTED


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[***] GHz Point to Multipoint Radio Subsystem Specification

[***]

3.1.3.3 Spectral Shape

R 3.1-10 Spectral shape shall conform to an (alpha) = [***] square root raised cosine.

3.1.4   MEDIUM ACCESS CONTROL

3.1.4.1 Forward Error Correction Encoding

R 3.1-11 Forward error correction on the upstream data shall have a coding gain not less than that of a [***] code.

R 3.1-12 Forward error correction on the downstream data shall have a coding gain not less than that of a [***] code.

3.1.4.2 Scrambling

R 3.1-13 Self-synchronous scrambling with a [***] order or higher polynomial truncated to the length of the packet shall be used.

3.1.5   RECEIVER SENSITIVITY

R 3.1-14 The typical received input RF power (measured at the antenna output port) to achieve a decoded [***] shall be as shown in the table below.

The receiver sensitivity for a decoded BER of [***] is nominally [***] dB higher than for [***].

[***]

[***] CONFIDENTIAL TREATMENT REQUESTED


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[***] GHz Point to Multipoint Radio Subsystem Specification


3.1.6   AIR INTERFACE MANAGEMENT

3.1.6.1 Configuration

R 3.1-15 The air interface shall support the configuration parameters in Table 34 via the out of band management interface via SNMP

      Table 34: CellMAC Configurable Parameters for each Frequency Channel

                                     [***]

3.2     SUBSCRIBER RADIO UNIT (SRU)

The Subscriber Radio Unit (SRU) shown on the following page is designed to fit in a variety of customer premise environments. It is built with an integral directional antenna and weighs less than [***] kg. The standard subscriber antenna is a [***]mm lens-corrected horn. This provides a gain of [***]dBi minimum in [***]GHz, [***]GHz band, [***]dBi minimum in [***] GHz band. The radiation pattern subscriber radio unit exceeds the requirements for ETSI point to multi-point equipment. If higher gain is required, the non-integral version of the antennas can be used. These provide a gain up to [***]dBi minimum.

In general, the [***] GHz band is divided into four bands:

               -  Band 1: [***] GHz

               -  Band 3: [***] GHz

               -  Band 2: [***] GHz

               -  Band 4: [***] GHz

The band [***] and band [***], band [***] and band [***] are paired up for transmit and receive radio operation with T/R separation of [***] MHz.

3.2.1   ANTENNA GAIN & BEAMWIDTH

R 3.2-1 The SRU antennas shall have characteristics in Table 3-5


[***] CONFIDENTIAL TREATMENT REQUESTED


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[***] GHz Point to Multipoint Radio Subsystem Specification


                      Table 3-5: Subscriber Antenna Options

                                     [***]

3.2.2   ANTENNA BEAM PATTERN

R 3.2-2 The integral antenna shall meet the co-polar and cross-polar discrimination listed in Table 3-6 and illustrated in Figure 3-1.

                             Directional Antenna RPE





                                     [***]


   Figure 3-1 -- SRU Integral Antenna Co-Polar and Cross-Polar Discrimination

                                     [***]


3.2.3   RADIO UNIT PERFORMANCE SPECIFICATIONS

3.2.3.1 Generic Performance Specifications

R 3.2-3 All radio units shall meet the performance specifications shown in Table 3-7.



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[***] GHz Point to Multipoint Radio Subsystem Specification


            Table 3-7: Radio Unit Generic Performance Specifications

                                     [***]

3.2.3.2 [***] [***] GHz Radio Unit Performance Specifications

R 3.2-4 The [***] [***] GHz radio units shall meet the performance specifications in Table 3-8.

         Table 3-8: [***] [***] GHz Radio Unit Performance Specifications

                                     [***]


3.2.4   TRANSMIT POWER

R 3.2-5 The maximum transmit power measured at the input port to the antenna shall be a minimum of [***] dBm [***] dB for [***] QAM and [***] dBm [***] dB for [***] QAM.

3.2.5   TRANSMIT POWER CONTROL

R 3.2-6 The subscriber transmit power shall be controlled to an accuracy of [***] dB inclusive of all feed forward mechanisms based on SRU RSL and closed loop feedback mechanisms from the base station RSL.

R 3.2-7 The subscriber transmit power control dynamic range shall be [***] dB for [***] QAM and [***] dB for [***] QAM.


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[***] GHz Point to Multipoint Radio Subsystem Specification


3.2.6   RSL TEST PORT

R 3.2-8 The SRU shall have a test point with a DC voltage level corresponding to the aggregate received power

3.2.6.1 Relative Accuracy

R 3.2-9 The RF power shall vary monotonically with the DC test point voltage over the entire dynamic range of the SRU.

         The RSL test point does not provide a calibrated RSL to DC voltage transfer function.

3.2.6.2 RSL Measurement Precision

R 3.2-10 The RSL to DC voltage transfer function shall have a minimum precision of [***] dB per [***] mV.

3.2.6.3 Connector

R 3.2-11 A BNC female connector with protective cap shall be used as the received power test point.

3.2.7   RELIABILITY

3.2.7.1 Mean Time to Failure

R 3.2-12 The MTTF of the SRU shall be [***], minimum.

3.2.7.2 Mean Time to Repair

R 3.2-13 The maximum mean time to repair (MTTR) of an SRU shall be [***] excluding travel and access time.

         The specified MTTR excludes repair of the cabling to/from the SRU.

R 3.2-14 Field replacement of the entire SRU shall be the method of repair. 3.2.7.2

3.2.8   PHYSICAL REQUIREMENTS

3.2.8.1 SRU Dimensions

R 3.2-15 The SRU shall have nominal dimensions of 30 cm X 16 cm X 20 cm using the integral antenna.

3.2.8.2 SRU Cooling



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[***] GHz Point to Multipoint Radio Subsystem Specification


R 3.2-16 The SRU shall not require the use of fans or any other rotating equipment for the purposes of augmenting equipment cooling or maintaining system environmental specifications.

3.2.9   MOUNTING

R 3.2-17 The SRU shall have wall mount and pole mount options. The pole mount option includes both 3" and 4" poles.

R 3.2-18 The SRU shall have an optional mounting mechanism which enables
         SRU replacement without the need for realignment.

3.2.9.1 Initial Alignment Accuracy

R 3.2-19 The antenna mounting mechanism shall be capable of continuous alignment to achieve an arbitrary pointing error.

3.2.9.2 Sustained Alignment Accuracy

R 3.2-20 The antenna mounting shall have the capability of maintaining a pointing error of less than [***] dB over all operational environmental conditions, over the mean lifetime of the radio unit.

3.2.9.3 Realignment After SRU Replacement

R 3.2-21 The mount shall enable replacement of the SRU without requiring realignment when in a pole mount configuration.

3.2.10  SAS-SRU INTERFACE

3.2.10.1 IF connector

R 3.2-22 The IF connector shall be of type TNC, with [***] impedance

R 3.2-23 A single [***] coax cable shall be used to carry transmit and receive IF signals, SRU control and telemetry, and DC power

3.2.10.2 SRU Configuration

R 3.2-24 The SRU shall support configuration of the transmit and receive frequencies and transmit power level via the coax connection to the SAS.

3.2.10.3 SRU Telemetry

R 3.2-25 The SRU shall report the performance statistics shown in Table
         3-9 via telemetry to the SAS. These values are reportable via SNMP



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[***] GHz Point to Multipoint Radio Subsystem Specification


                                     [***]

3.2.10.4 SRU Prime Power

R 3.2-26 The SRU shall be powered via the coaxial cable connection to the SAS.

3.2.10.5 Intrabuilding Cabling

R 3.2-27 Intrabuilding wiring between the SAS and the SRU shall be a maximum of 300 meters using LMR4OO coaxial cable.

This provides for up to [***] of cable loss between the SAS and SRU.

3.3     BASE RADIO UNIT (BRU)

3.3.1   RADIO UNIT PERFORMANCE

3.3.1.1  Center Frequency Uncertainty

R 3.3-1 Tuning accuracy shall be within [***] of the center frequency over the operational environmental range.

3.3.1.2  Transmit Power

R 3.3-2 The maximum transmit power measured at the input port of the antenna shall be a minimum of [***] dBm [***] dB for [***]QAM, [***] dBm [***] dB for [***] QAM.

R 3.3-3 The BRU transmit power shall be settable to within an accuracy of [***] dB.

3.3.2   ANTENNA PERFORMANCE

3.3.2.1  Antenna Gain & Beamwidth

R 3.3-4 The base station antenna sectorization options shall be according to Table 3-10:

             Table 3-10: Base Station Antenna Sectorization Options

                                     [***]

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[***] GHz Point to Multipoint Radio Subsystem Specification


3.3.2.2 Co-Polar and Cross-Polar Discrimination

R 3.3-5 The elevation pattern for all base sector antennas shall be as shown in Figure 3-2 and listed in Table 3-11.

R 3.3-6 The azimuth pattern for the [***] and [***] base sector antennas shall be as shown in Figure 3-3 and Figure 34 and listed in Table 3-12 and Table 3-13, respectively.


                                     [***]


                   Figure 3-2 - Base Sector Antenna Elevation
                    Co-Polar and Cross-Polar Discrimination

                    Table 3-11: Base Sector Antenna Elevation
                    Co-Polar and Cross-Polar Discrimination






                                     [***]







Options for narrower beamwidths in elevation will be explored in the future to improve system gain.


[***] CONFIDENTIAL TREATMENT REQUESTED


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[***] GHz Point to Multipoint Radio Subsystem Specification


                       Sector antenna [***] RPE - Azimuth


                                     [***]


   Figure 3-3: Base Sector Antenna [***] Azimuth Co-Polar and Cross-Polar
                                 Discrimination

     Table 3-12: Base Sector Antenna [***] Azimuth Co-Polar and Cross-Polar
                                 Discrimination




                                     [***]




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[***] GHz Point to Multipoint Radio Subsystem Specification


                        Sector antenna 450 RPE - Azimuth







                                     [***]





     Figure 3-4: Base Sector Antenna [***] Azimuth Co-Polar and Cross-Polar
                                 Discrimination

     Table 3-13: Base Sector Antenna [***] Azimuth Co-Polar and Cross-Polar
                                 Discrimination





                                     [***]





3.3.3   RELIABILITY

3.3.3.1 MTTF

R 3.3-7 The MTTF of the outdoor Base Radio Unit shall be 10 years, minimum.

3.3.3.2 MTTR

R 3.3-8 The mean time to repair (MTTR) of a Base Radio Unit shall be a maximum of 30 minutes, excluding travel and access time.

         This repair time excludes repairs to any cabling to/from the BRU.

R 3.3-9 Field replacement of the entire BRU shall be the method of repair.

3.3.3.3 Redundancy

R 3.3-10 Base Radio Unit redundancy shall be provided by duplicating the BRU in its entirety -i.e. 1:1 equipment redundancy.

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[***] GHz Point to Multipoint Radio Subsystem Specification


3.3.4   PHYSICAL REQUIREMENTS

3.3.4.1 Prime Power

R 3.3-11 The BRU shall be powered via the coaxial cable connection from the indoor unit.

3.3.4.2 Dimensions

R 3.3-12 A Base Radio Unit, exclusive of the antenna, configured as a PMP radio shall have nominal dimensions of 41 cm X 11 cm X 17 cm.

R 3.3-13 A Base Radio Unit configured as a PTP single building radio has nominal dimensions of 30 cm X 16 cm X 20 cm using the integral antenna.

3.3.5   MOUNTING

R 3.3-14 The BRU shall have wall mount and pole mount options.

R 3.3-15 The pole mounting option shall accommodate both 3" and 4" poles.

R 3.3-16 The SRU shall have an optional mounting mechanism which enables
         SRU replacement without the need for realignment

3.3.5.1 Mounting Independence

R 3.3-17 Different sector and single building BRUs shall be independently mountable.

3.3.5.2 Initial Alignment Accuracy

R 3.3-18 The antenna mounting shall have a continuously variable alignment mechanism capable of aligning any base station antenna an arbitrary pointing error.

3.3.5.3 Sector Antenna Alignment Range

R 3.3-19 Sector antennas shall have an elevation angle alignment range from [***] to [***] degrees.

3.3.5.4 Sustained Alignment

R 3.3-20 The antenna mounting shall have the capability of maintaining a pointing error of less than [***] degree over all operational environmental conditions for a period equal to the mean time to fail of the radio unit.

3.3.6   BRU-BMM INTERFACE

R 3.3-21 A single [***] Ohm coax cable shall be used to carry transmit and receive IF signals, BRU control and telemetry, and DC power between the BMM and the BRU.

3.3.6.1 BRU Control



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[***] GHz Point to Multipoint Radio Subsystem Specification


R 3.3-22 The BRU shall support control of the transmit and receive frequencies, transmit power level, and target receive signal level via the coax connection to the BMM.

3.3.6.2 BRU Telemetry

R 3.3-23 The BRU shall report the performance statistics shown in Table
         3-14 via telemetry to the BSC. These values are reportable via SNMP. [***]

3.3.6.3 Intrabuilding Cabling

R 3.3-24 The intrabuilding wiring between the BRU and the indoor unit
         (Base Modem Unit) shall be up to a maximum of [***] feet using LMR400 coaxial cable [***].

This provides for up to [***] dB of cable loss between the BMM and BRU.

3.4     SYSTEM LEVEL REQUIREMENTS

3.4.1   TRANSPORT LATENCY

R 3.4-1 The transport latency from signal ingress at the hub radio equipment to egress from the end site radio equipment shall be less than [***]. Similarily, the latency of the return path is less than [***] ms.

3.4.2   OPERATION DUTY CYCLE

R 3.4-2 The scheduled hours of service for network equipment shall be 24 hours per day, 7 days per week, 365 days per year.

3.4.3   EQUIPMENT LABELING

R 3.4-3 All equipment shall have labels containing part number, serial number, IEEE MAC address, and hardware revision attached to the exterior of the equipment and clearly visible.

R 3.4-4 All product information on the label shall match what is reported to the EMS.

R 3.4-5 Test points, fuses, visual indicators and adjustments shall be located on the front panel of the equipment.



[***] CONFIDENTIAL TREATMENT REQUESTED

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[***] GHz Point to Multipoint Radio Subsystem Specification


R 3.4-6 Test points, fuses, visual indicators and adjustments shall be clearly identified and labeled in English.

4       ENVIRONMENTAL REQUIREMENTS

4.1     TEMPERATURE RANGE

4.1.1   BASE STATION TEMPERATURE RANGE

R 4.1-1 Outdoor equipment (BRU) operating range shall be [***]
         [***] Centigrade.

4.1.2   SUBSCRIBER EQUIPMENT TEMPERATURE RANGE

R 4.1-2 Outdoor equipment (SRU) operating range shall be from [***]
        [***] C.

R 4.1-3 All packaged equipment shall be capable of sustaining transport and storage temperatures from [***] C without damage.

4.2     HUMIDITY

4.2.1   OUTDOOR HUMIDITY

R 4.2-1 Outdoor equipment shall tolerate condensing humidity in the range of [***] relative humidity.

4.3     WIND LOADING

4.3.1   OUTDOOR OPERATIONAL WIND LOADING

R 4.3-1 Outdoor mounted equipment shall be capable of maintaining operational specifications and be unaffected by wind induced mechanical stresses caused by sustained winds or wind gusts not to exceed [***] [***]

4.3.2   OUTDOOR SURVIVAL WIND LOADING

R 4.3-2 Outdoor mounted equipment shall be capable of surviving without physical damage maximum sustained wind speeds of [***]

4.4     SHOCK & VIBRATION

R 4.4-1 All radio equipment shall maintain operational specifications and shall be physically and electrically unaffected by a sustained vibration according to the ETSI standard ETS 300 019.

4.5     EMI/STATIC DISCHARGE

R 4.5-1 All radio equipment shall be immune to the effects of static discharge according to Bellcore Standard GR 1089.

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[***] GHz Point to Multipoint Radio Subsystem Specification


4.6     ELECTROMAGNETIC COMPATIBILITY (EMC)

R 4.6-1 All radio equipment shall meet GR-1089-CORE.

4.7     FLAMMABILITY

R 4.7-1 All materials shall comply with the requirements necessary to obtain a UL/CE mark.

4.8     RAIN AND DUST

R 4.8-1 All outdoor equipment radio equipment shall meet or exceed ETSI
         Type 3.3 ratings for immunity to any degrading effects of wind driven rain, ice and dust as specified in ETS 300019.

4.9     OPERATIONAL ALTITUDE

R 4.9-1 All radio equipment shall maintain operational specifications over a range of altitudes or equivalent air pressures from 30 meters below sea level to 4500 meters above mean sea level.

4.10    SYSTEM AVAILABILITY

R 4.10-1 The system shall support delivery of services with [***] availability.

4.11    RELIABILITY

R 4.11-1 The MTBF design goals of the AirStar system components are listed in Table 4-1. The MTBF shall be calculated in accordance with Bellcore V5, Basic Calculation Mode, Method 1, Case 3.

                          Table 4-1: System Reliability





                                     [***]





4.12    SERVICEABILITY

R 4.12-1 The system components shall meet the mean time to repair requirements in Table 4-2. In all cases, the method of repair shall be field replacement.

                         Table 4-2: System Serviceability



                                     [***]





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[***] GHz Point to Multipoint Radio Subsystem Specification


                                    Appendix C

                           QUALITY STANDARDS AND REPORTS

(A) Manufacturer hereby represents and warrants that it is, and will continue to be ISO 9000 registered and commits to ensure that all sub-contractors or contract manufacturing manufacturers, which contribute to the design, development, production, delivery and service of material will become ISO 9000 registered by an accredited Registrar within eighteen (18) months after first purchase order is placed by Purchaser.

(B) Manufacturer commits to having a continuous improvement program in place which will allow it to attain and maintain "acceptable" ratings (or equivalent) on all quality system elements as periodically performed by Purchaser. An "acceptable" element is defined as one where the quality system meets the "general intent" of the quality system and is fully deployed to maintain the quality system and product quality. No significant deficiencies encountered that would jeopardize the quality system, and product quality and/or reliability.

(C) Manufacturer commits to establish key quality control ("QC") verification points throughout the manufacturing process. These verification points should be located in-process as well as after material has completed all manufacturing operations. The scope of these QC verification points shall be validated through visual or mechanical inspections and/or tests, and with the use of statistically valid sampling plans, that material conforms to Manufacturer's manufacturing, product and process specifications, standards of acceptable workmanship, as well as other specification's which may be provided by Purchaser. Purchaser reserves the right to review these QC points and make suggestions for improvement. Manufacturer commits to address these suggestions through the implementation of appropriate corrective actions.

(D) Manufacturer commits to establish an end of the line Quality Assurance product audit on material by three (3) months after first purchase order. The focus of this audit shall be to replicate user application of material as specified by Purchaser's customer. Test and examination of material under the quality audit shall be at a system level, and shall include but is not limited to:

      a) Exercising said material over the full spectrum of temperature ranges over which material is designed to operate.

      b) Full operation of material over a period of time not less than 72 hours.

      c) A system for continuous monitoring of all primary product functions and fault detection of the material while under this test.

      Manufacturer shall continuously review customer return data to ensure that the scope of the product quality assurance audit function includes the requirement(s)/condition(s) under which the return failed.



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[***] GHz Point to Multipoint Radio Subsystem Specification


      Manufacturer shall perform a detailed failure mode analysis of all material found defective through the quality assurance audit in line with the requirements and process outlined in paragraph F.

      Manufacturer agrees to provide to Purchaser on a monthly basis, results of the quality assurance product audit in a format specified by Purchaser.

(E) Manufacturer commits to establishing a program of tracking monthly, quarterly, and annual return rates for the product manufactured under this contract. The Manufacturer agrees to update and report on returns on a quarterly basis to Purchaser.

(F) Manufacturer commits to establishing a system for tracking and analysis all material returned by Purchaser to it, as well as any material failures which occur through Purchaser's end of the line quality assurance audit. For all material in the above two categories, Manufacturer shall perform a failure mode analysis, which at a minimum will be down to the component level. Component level failure modes will be recorded, and failed components found defective will be accumulated for the purpose of determining repetitive occurrences.

      Material shall be considered defective if it fails to meet the warranty specifications under this Agreement (including performance and appearance Specifications) or if during customer testing, installation, or use, the material fails to operate as expected or specified.

      If the analysis of a return is found to be within the specifications of this agreement (i.e., a no trouble found condition), then Manufacturer shall track these no trouble found conditions and notify Purchaser of said findings at a minimum of a monthly interval, so that appropriate investigative measures may be taken to determine the root cause.

(G) If the return rate is found to exceed a mutually agreed to acceptable rate or repetitive occurrences are observed with regard to component level failures then the Manufacturer shall provide a written Corrective Action Report to Purchaser, explaining in detail the nature of the problem detected, and the step(s) Manufacturer proposes to correct the problem. As part of the plan to correct the problem, it is agreed that the Manufacturer shall:

      a)   Incorporate the remedy in affected material.

      b) Ship all subsequent material incorporating the required modification correcting the problem at no additional charge to Purchaser; and

      c) Create a mutually agreed to plan to address the scope of correction and the proper course of actions to be taken by Manufacturer and Purchaser.

      Manufacturer and Purchaser shall mutually agree in writing as to the implementation schedule of the corrective action plan. Manufacturer agrees to use its best efforts to implement the plan in accordance with the agreed upon schedule. It is also agreed that


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[***] GHz Point to Multipoint Radio Subsystem Specification


      Purchaser shall be entitled to postpone at no charge to Purchaser, further deliveries of orders until such time as the remedy is implemented consistent with this Article.

(H) As part of a program of continuous improvement, Manufacturer agrees to establish annually, improvement goals for a series of key quality objectives. These goals should include, but are not limited to a) customer return rates b) Quality Assurance product quality audit defect rates, c) final system test yields. Manufacturer agrees to track these goals on a monthly basis, and to commit the resources necessary for the attainment of these goals.




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[***] GHz Point to Multipoint Radio Subsystem Specification


                                    Appendix E

                         RELEASE SCHEDULE FOR EXCLUSIVITY


FREQUENCY               LIMITED AVAILABILITY DATE       GENERAL AVAILABILITY DATE
---------               -------------------------       -------------------------
[***]                      [***]                           [***]
[***]                      [***]                           [***]
[***]                      [***]                           [***]

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                                      -24-

                MANUFACTURING AND ENGINEERING SERVICES AGREEMENT
                                     BETWEEN
                              NETRO CORPORATION AND
                        MICROELECTRONICS TECHNOLOGY INC.
                                 JANUARY 11,1999

Please refer to section 5 of the Agreement. This appendix D dated January 20, 1999 replaces the preliminary Appendix D attached to the Agreement.

                                     [***]

[***] CONFIDENTIAL TREATMENT REQUESTED

NOTES:

Completion of the project definition means a resource plan is completed and agreed upon in writing by both parties.

The units are to be tested against a mutually agreed written test plan. This test plan to be prepared and finalized ahead of the delivery of the units to prevent the qualification from being gated by this activity.

The units described as "pilot" are the units which are candidates to become the "beta" deliverables from Netro under its gate process. They are intended to be a "production" quality but to be built from early product documentation. These designs are intended to migrate to "limited availability" and then "general availability" without significant redesign.

The last milestone for each frequency marks the point at which the responsibility for the project is transferred from the Engineering to the Manufacturing organization in each company.

Netro Corporation                         Microelectronics Technology Inc.


By: /s/ GIDEON BEN-EFRAIM                 By: /s/ CHI C. HSIEH
   --------------------------------          -----------------------------------
     Gideon Ben-Efraim                         Dr. Chi C. Hsieh
     CEO                                       President

First Amendment ("Amendment") dated March 19,1999 to Manufacturing and Engineering Services Agreement dated January 11,1999 between Netro Corporation and Microelectronics Technology, Inc. ("Agreement").

The parties desire to amend the Agreement as provided in this Amendment, and accordingly agree as follows:

1. Section 4 b(vi) of the Agreement is deleted in its entirety and replaced by the following:

"(vi) Payment. Payment is due and payable thirty (30) calendar days from the date of issuance of the invoice or shipment of the Products, which ever is later."

2. Section 4 d of the Agreement is deleted in its entirety and replaced with the following:

"d Purchases from Purchaser. Manufacturer will from time to time as mutually agreed by the parties purchase certain components, equipment and or inventory from Purchaser on the terms specified in Section 4 b (vi) pursuant to purchase orders issued by Manufacturer.

3. Capitalized terms used in this Amendment shall have the meanings defined in the Agreement.

4. This Amendment shall apply to all past purchase orders issued by either party under the Agreement regardless of the payment terms stated on the purchase order.

5. Except as expressly amended by this Amendment, the Agreement shall remain in full force and effect.

The parties have signed this Amendment as of the date indicated in the preamble.


Netro Corporation                         Microelectronics Technology, Inc.

By                                        By
   --------------------------------          -----------------------------------
                 CEO                                     President